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                        Key3Media Group, Inc., as Issuer

              The Subsidiary Guarantors Named Herein, as Guarantors

                                       And

                        The Bank of New York, as Trustee



                                 --------------


                           SUBORDINATED DEBT INDENTURE

                            Dated as of June 26, 2001


                                 --------------




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

               RECONCILIATION AND TIE BETWEEN CERTAIN SECTIONS OF
                  THIS INDENTURE AND SECTIONS 310 THROUGH 318,
                 INCLUSIVE, OF THE TRUST INDENTURE ACT OF 1939:

TRUST INDENTURE
  ACT SECTION                                                  INDENTURE SECTION

ss.310(a)(1)..........................................................609
         (a)      (2).................................................609
         (a)      (3).............................................Not Applicable
         (a)      (4).............................................Not Applicable
         (b)..........................................................608

       ss. 311(a).....................................................613
         (b)..........................................................613
       ss. 312(a).....................................................701
                                                                      702
         (b)..........................................................702
         (c)..........................................................702
       ss. 313(a).....................................................703
         (b)..........................................................703
         (c)..........................................................703
         (d)..........................................................703
       ss. 314(a).....................................................704
         (a)      (4).................................................101

         (b)......................................................Not Applicable
         (c)      (1).................................................102
         (c)      (2).................................................102
         (c)      (3).............................................Not Applicable
         (d)......................................................Not Applicable
         (e)..........................................................102
       ss. 315(a).....................................................601
         (b)..........................................................602
         (c)..........................................................601
         (d)..........................................................601
         (e)..........................................................514
       ss. 316(a).....................................................101
         (a)(1)(A)....................................................502
                                                                      512
         (a)(1)(B)....................................................513
         (a)(2)   ................................................Not Applicable
         (b)..........................................................508
         (c)..........................................................104
       ss. 317(a)(1)..................................................503
         (a)(2).......................................................504
         (b).........................................................1003
       ss. 318(a).....................................................107
-------------------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

         SUBORDINATED DEBT INDENTURE, dated as of June 26, 2001, among Key3Media Group, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 5700 Wilshire Blvd., Suite 325, Los Angeles, CA 90036, each of the Subsidiary Guarantors (as hereinafter defined), and The Bank of New York, a New York banking corporation, as Trustee (herein called the "Trustee").


                RECITALS OF THE COMPANY AND SUBSIDIARY GUARANTORS

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as provided in this Indenture.

         The Company, directly or indirectly, owns beneficially and of record 100% of the Capital Stock of Key3Media Events, Inc., a corporation duly organized under the laws of the State of Delaware (the "Initial Subsidiary Guarantor"); the Company and the Initial Subsidiary Guarantor are members of the same consolidated group of companies and are engaged in related businesses; the Initial Subsidiary Guarantor will derive direct and indirect economic benefits from the issuance of the Securities; accordingly, the Subsidiary Guarantor has duly authorized the execution and delivery of this Indenture to provide for the Subsidiary Guarantee by it with respect to the Securities as set forth in this Indenture.

         All things necessary to make this Indenture a valid agreement of the Company and the Initial Subsidiary Guarantor, in accordance with its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION


SECTION 101.  Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

              (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

              (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

              (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

              (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture;

              (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

              (6) when used with respect to any Security, the words "convert", "converted" and "conversion" are intended to refer to the right of the Holder or the Company to convert or exchange such Security into or for securities or other property in accordance with such terms, if any, as may hereafter be specified for such Security as contemplated by Section 301, and these words are not intended to refer to any right of the Holder or the Company to exchange such Security for other Securities of the same series and like tenor pursuant to Section 304, 305, 306, 906 or 1107 or another similar provision of this Indenture, unless the context otherwise requires; and references herein to the terms of any Security that may be converted mean such terms as may be specified for such Security as contemplated in Section 301.

         "Acquired Indebtedness" means, with respect to any Person, Indebtedness of a Person existing at the time such Person becomes a Restricted Subsidiary or assumed by a Restricted Subsidiary in connection with an Asset Acquisition by such Restricted Subsidiary; provided such Indebtedness was not Incurred in connection with or in contemplation of such Person becoming a Restricted Subsidiary or such Asset Acquisition.

         "Act", when used with respect to any Holder, has the meaning specified in Section 104.

         "Adjusted Consolidated Net Income" means, for any period, the net income (or loss) of the Company and its Restricted Subsidiaries for such period determined on a consolidated basis in conformity with GAAP; provided that the following items shall be excluded in computing Adjusted Consolidated Net Income (without duplication):

         (1) the net income (or loss) of any Person that is not a Restricted Subsidiary except in the case of such net income to the extent of the aggregate amount of cash actually distributed by such Person during such period to the Company or one of the Company's Restricted Subsidiaries as a dividend or other distribution (subject, in the case of a dividend or other distribution to one of the Company's Restricted Subsidiaries, to the limitations contained in (3) below);

         (2) the net income (or loss) of any Person acquired by the Company or any of its Subsidiaries for any period prior to such acquisition;

         (3) the net income of any Restricted Subsidiary of the Company to the extent that it is not permitted at that time to declare or pay such net income as dividend or other distributions by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Restricted Subsidiary;

         (4) any gains or losses (on an after-tax basis) attributable to sales of assets outside the ordinary course of business;

         (5) solely for purposes of calculating the amount of Restricted Payments that may be made pursuant to Clause (C) of the first paragraph of Section 1009, any amount paid or accrued as dividends on the Company's Preferred Stock owned by Persons other than the Company or any of its Restricted Subsidiaries;

         (6)    the cumulative effect of a change in accounting principles;

         (7)    all extraordinary gains and extraordinary losses;

         (8) any non-cash compensation charges arising from compensation paid to the Company's employees;

         (9) non-cash gains or losses resulting from fluctuations in currency exchange rates; and

         (10)   the tax effect of any of the items listed above.

         "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "Applicable Procedures" of a Depositary means, with respect to any matter at any time, the policies and procedures of such Depositary, if any, that are applicable to such matter at such time.

         "Asset Acquisition" means:

         (1)  any   investment   by  the  Company  or  any  of  its   Restricted
              Subsidiaries in any other Person pursuant to which such Person shall become a Restricted Subsidiary or shall be merged into or consolidated with the Company or any of its Restricted Subsidiaries; or

         (2)  any   acquisition   by  the  Company  or  any  of  its  Restricted
              Subsidiaries of the property and assets of any Person other than the Company or any of its Restricted Subsidiaries.

         "Asset Sale" means any sale, transfer or other disposition (including by way of merger, consolidation or sale-leaseback transaction) in one transaction or a series of related transactions by the Company or any of its Restricted Subsidiaries to any Person other than the Company, any of its Restricted Subsidiaries or any Person who becomes one of the Company's Restricted Subsidiaries as a result of such transaction of:

         (1) all or any of the Capital Stock of any Restricted Subsidiary (other than directors' qualifying shares),

         (2) all or substantially all of the property and assets of any division or line of business of the Company or any of its Restricted Subsidiaries, or

         (3) any other property and assets (other than the Capital Stock or other Investment in an Unrestricted Subsidiary) of the Company or any of its Restricted Subsidiaries outside the ordinary course of business;

provided  that  "Asset  Sale" shall not  include  any  transactions  governed by
Article 8 of this Indenture or any sale, transfer or other disposition of:

         (A)  inventory, receivables and other current assets,

         (B) assets constituting a Permitted Investment or a Restricted Payment permitted to be made under Section 1009,

         (C)  Temporary Cash Investments,

         (D) any property or equipment that has become damaged, worn out, obsolete or otherwise unsuitable for use in connection with the business of the Company or its Restricted Subsidiaries,

         (E) Capital Stock, property or assets having a Fair Market Value of less than $3 million in any single transaction or series of related transactions.

         "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

         "Average Life" means, with respect to any Indebtedness (or portion thereof), as of any determination date, the sum of the following product for each scheduled payment of the principal of such Indebtedness (or portion thereof):

         (1) the number of years (calculated to the nearest one-twelfth) from the determination date to the scheduled principal payment date, and

         (2)  the amount of such scheduled principal payment,

divided by the sum of all such scheduled principal payments.

         "Board of Directors" means, with respect to any Person, the board of directors of such Person or any duly authorized committee thereof.

         "Board Resolution" means, with respect to the Company or a Subsidiary Guarantor, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close; provided that, when used with respect to any Security, "Business Day" may have such other meaning, if any, as may be specified for such Security as contemplated by Section 301.

         "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) representing an equity participation in such Person, whether outstanding on the date of this Indenture or issued thereafter.

         "Capitalized Lease Obligation" means, with respect to any Person, an obligation that is required to be classified and accounted for as a capitalized lease on the face of a balance sheet of such person in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation that would appear on the face of a balance sheet of such person in accordance with GAAP, and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date such lease may be terminated without penalty.

         "Change of Control" means any time that:

         (1) a "person" or "group" (within the meaning of Sections 13(d) and l4(d)(2) of the Exchange Act or any successor provision thereto) other than SOFTBANK Corp. and its Affiliates becomes the ultimate "beneficial owner" (as defined in Rules l3d-3 and 13d-5 under the Exchange Act) of more than 50% of the total Voting Power of all of the outstanding Voting Stock of the Company calculated on a fully diluted basis; or

         (2) the Continuing Directors cease for any reason to constitute a majority of the members of the Board of Directors of the Company then in office.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Commodity Agreement" means any forward contract, commodity swap agreement, commodity option agreement or other similar agreement or arrangement.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any two of the following: a Chairman of the Board, a Vice Chairman of the Board, a President, an Executive Vice President, a Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary of the Company, or any other officer or officers of the Company designated in writing by or pursuant to authority of the Board of Directors and delivered to the Trustee from time to time.

         "Consolidated EBITDA" means, for any period, Adjusted Consolidated Net Income for such period plus, to the extent any of the following amounts were deducted in calculating such Adjusted Consolidated Net Income:

         (1)  Consolidated Interest Expense,

         (2)  income taxes,

         (3)  depreciation expense,

         (4)  amortization expense, and

         (5) all other non-cash items reducing Adjusted Consolidated Net Income (excluding any such non-cash charge to the extent it represents an accrual of or reserve for cash charges in any future period); and

         (6)  any non-capitalized  transaction costs Incurred in connection with
              actual,   proposed  or  abandoned   financings,   acquisitions  or
              divestitures,

minus any non-cash items that increased such Adjusted Consolidated Net Income (excluding any such non-cash item to the extent it represents the reversal of an accrual or reserve for anticipated cash charges in any prior period) and plus or minus any Consolidated EBITDA Adjustments applicable to such period; provided that, if any tradeshow or event which represented (positively or negatively) 5% or more of the Consolidated EBITDA for the prior fiscal year occurs twice in any four quarters for which Consolidated EBITDA is being calculated, the Consolidated EBITDA from one of those two occurrences shall be excluded from Consolidated EBITDA, as determined by an Officer of the Company. Notwithstanding the foregoing, if only a portion of the net income of any Restricted Subsidiary of the Company is included in Adjusted Consolidated Net Income, then only the same portion of the items relating to that Restricted Subsidiary that are required to be added to or subtracted from Adjusted Net Income to determine Consolidated EBITDA shall be so added or subtracted.

         "Consolidated EBITDA Adjustment" means, with respect to any quarter included in any four quarters for which Consolidated EBITDA is being calculated (the "Current Quarter"), the amount of Consolidated EBITDA gain or loss contributed by any tradeshow or event that was held in the corresponding quarter in the prior fiscal year which represented (positively or negatively) 5% or more of the Consolidated EBITDA for such prior fiscal year and that did not occur during the four quarters for which Consolidated EBITDA is being calculated but is scheduled to occur in any of the following three quarters.

         "Consolidated Interest Expense" means, with respect to any series of Securities for any period, the aggregate amount of interest in respect of Indebtedness of the Company and its Restricted Subsidiaries during such period determined in accordance with GAAP and after giving effect to any net payments made or received by them under Interest Rate Agreements, including without limitation (whether or not required by GAAP):

         (1)  amortization of original issue discount on any Indebtedness,

         (2)  the interest portion of any deferred payment obligation,

         (3) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing,

         (4)  the net costs of Interest Rate Agreements,

         (5) interest actually paid by the Company or any of its Restricted Subsidiaries under any Guarantee of any Indebtedness of any Person other than the Company or any of its Restricted Subsidiaries,

         (6)  the  interest   component   of  rental   payments  in  respect  of
              Capitalized Lease Obligations, and

         (7) dividend payments made by (a) Restricted Subsidiaries in respect of their Preferred Stock and (b) the Company in respect of Disqualified Stock.

Notwithstanding the foregoing:

         (A) if only a portion of the net income of any Restricted Subsidiary of the Company is included in Adjusted Consolidated Net Income, then only the same portion of the interest expense of the Restricted Subsidiary shall be included in calculating Consolidated Interest Expense,

         (B) any premiums, fees and expenses (and any amortization thereof), payable in connection with the offering of the Securities of such series shall be excluded from the definition of Consolidated Interest Expense, and

         (C) for purposes of Section 1009, Consolidated Interest Expense shall not include any charge caused by the write off of any other assets or unamortized original issued debt discount during the fiscal year ending December 31, 2001.

         "Continuing Director" means, as of any determination date with respect to any series of Securities, any member of the Company's board of directors who:

         (1) was a member of the Company's Board of Directors immediately after the Issue Date of Securities of such series; or

         (2) was nominated for election or elected to the Company's Board of Directors with the approval of, or whose election to the Company's Board of Directors was ratified by, at least a majority of the Continuing Directors who were members of the Company's Board of Directors at the time of that nomination or election.

         "Corporate Trust Office" means the principal office of the Trustee in New York, New York at which at any particular time its corporate trust business shall be administered, which at the date hereof is located at 101 Barclay Street, New York, New York 10286.

         "corporation" means a corporation, association, company (including a limited liability company), joint-stock company, business trust or other similar entity.

         "Covenant Defeasance" has the meaning specified in Section 1303.

         "Credit Agreement" means the $150,000,000 amended and restated credit agreement, dated the date hereof, among the Company, as borrower, the initial lenders and the guarantors named in the Credit Agreement, Morgan Stanley Senior Funding, Inc., as sole lead arranger and sole book-runner and administrative agent, Morgan Stanley & Co. Incorporated, as Collateral Agent, The Bank of New York, as syndication agent, and UBS Warburg, as documentation agent, as amended, and any replacement, refinancing or refunding thereof.

         "Currency Agreement" means any foreign exchange contract, currency swap agreement, or other similar agreement or arrangement.

         "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Defeasance" has the meaning specified in Section 1302.

         "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency that is designated to act as Depositary for such Securities as contemplated by Section 301.

         "Designated Noncash Consideration" means noncash consideration received by the Company or any of its Restricted Subsidiaries in connection with an Asset Sale that is designated as Designated Noncash Consideration pursuant to an Officers' Certificate which sets forth the basis of determining the Fair Market Value thereof and is executed by the principal executive officer and the principal financial officer of the Company; provided that, in determining the aggregate Fair Market Value of the Designated Noncash Consideration outstanding at any time, there shall be subtracted the aggregate amount of cash or Temporary Cash Investments received in connection with a sale of any Designated Noncash Consideration (which sale shall be deemed an Asset Sale and which cash or Temporary Cash Investments must be applied in accordance with Section 1015).

         "Designated Senior Indebtedness" means

         (1)  any Indebtedness of the Company under the Credit Agreement, and

         (2) any other Indebtedness of the Company constituting Senior Indebtedness that, at the date of determination, has an aggregate principal amount outstanding of, or in respect of which the lenders are committed to lend up to, at least $25 million and that is specifically designated in the instrument creating or evidencing such Senior Indebtedness as "Designated Senior Indebtedness."

         "Disqualified Stock" means, with respect to any Person and any series of Securities, any class or series of Capital Stock of such Person that by its terms or otherwise is

         (1) required to be redeemed prior to the Stated Maturity of the Securities of such series,

         (2) redeemable at the option of the holder of such class or series of Capital Stock at any time prior to the Stated Maturity of the Securities of such series, or

         (3) convertible into or exchangeable for Capital Stock referred to in either of Clause (1) or (2) above or for Indebtedness having a Stated Maturity prior to the Stated Maturity of the Securities of such series;

provided that

         (A) only the portion of Capital Stock which is so mandatorily redeemable, redeemable at the option of the holder or convertible or exchangeable prior to the Stated Maturity of the Securities of such series will be deemed to be Disqualified Stock, and

         (B) any Capital Stock that would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the Stated Maturity of the Securities of such series shall not constitute Disqualified Stock if the terms of such Capital Stock specifically provide that such Person will not repurchase or redeem any such stock pursuant to such provision prior to the repurchase of such Securities of such series as are required to be repurchased pursuant to Sections 1015 or 1016, as applicable, unless such repurchase or redemption complies with
              Section 1009.

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

         "Expiration Date" has the meaning specified in Section 104.

         "Fair Market Value" means the price that would be paid in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy, as determined in good faith by the board of directors of the Company, whose determination shall be conclusive if evidenced by a Board Resolution.

         "Foreign Subsidiary" means any Restricted Subsidiary that is not organized under the laws of the United States of America or any state thereof or the District of Columbia.

         "GAAP" means, with respect to any series of Securities, generally accepted accounting principles in the United States of America as in effect as of the Issue Date of such series of Securities, including, without limitation, those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession. All ratios and computations based on GAAP contained or referred to in this Indenture shall be computed in conformity with GAAP applied on a consistent basis.

         "Global Security" means a Security that evidences all or part of the Securities of any series and bears the legend set forth in Section 204 (or such legend as may be specified as contemplated by Section 301 for such Securities).

         "Guarantee" by any Person, means any obligation, contingent or otherwise, of such Person guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and, without limitation, any obligation of such Person:

         (1) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness,

         (2) to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness,

         (3) to purchase property, securities or services for the purpose of assuring the holder of such Indebtedness of the payment of such Indebtedness, or

         (4) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to-pay such Indebtedness,

and "Guaranteed", "Guaranteeing" and "Guarantor" shall have meanings correlative to the foregoing; provided, however, that the Guarantee by any Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Incur" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, Guarantee or otherwise become liable (contingently or otherwise) in respect of such Indebtedness or other obligation or the recording, of any such Indebtedness or other obligation on the balance sheet of such Person (and "Incurrence" "Incurred", "Incurrable" and "Incurring" shall have meanings correlative to the foregoing); provided, however, that

         (1) a change in generally accepted accounting principles that results in an obligation of such Person that exists at the time of such change becoming Indebtedness shall not be deemed an Incurrence of such Indebtedness,

         (2) any Indebtedness of a Person existing at the time such Person becomes a Restricted Subsidiary will be deemed to be Incurred by such Restricted Subsidiary at the time it becomes a Restricted Subsidiary, and

         (3) neither the accrual of interest nor the accretion of original issue discount nor the payment of interest in the form of additional Indebtedness (to the extent provided for when the Indebtedness on which such interest is paid was originally issued) shall be considered an Incurrence of Indebtedness.

         "Indebtedness" means, with respect to any Person at any date of determination (without duplication):

         (1)  all indebtedness of such Person for borrowed money;

         (2) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

         (3) all obligations of such Person in respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto, but excluding obligations with respect to letters of credit (including trade letters of credit) securing obligations (other than obligations described in (1) or (2) above or (5), (6) or (8) below) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if drawn upon, to the extent such drawing is reimbursed no later than the third Business Day following receipt by such Person of a demand for reimbursement);

         (4) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services, except Trade Payables;

         (5)  all Capitalized Lease Obligations;

         (6) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person;

         (7) the Disqualified Stock of such Person and, in the case of any Restricted Subsidiary, any of its Preferred Stock;

         (8) all Indebtedness of other Persons Guaranteed by such Person to the extent such Indebtedness is Guaranteed by such Person; and

         (9) to the extent not otherwise included in this definition, obligations under Commodity Agreements, Currency Agreements and Interest Rate Agreements (other than Commodity Agreements, Currency Agreements and Interest Rate Agreements designed solely to protect the Company or its Restricted Subsidiaries against fluctuations in commodity prices, foreign currency exchange rates or interest rates and that do not increase the Indebtedness of the obligor outstanding at any time other than as a result of fluctuations in commodity prices, foreign currency exchange rates or interest rates or by reason of fees, indemnities and compensation payable thereunder).

The amount of Indebtedness of any Person as of any determination date shall be the outstanding balance on such date in the case of unconditional obligations and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency giving rise to the obligation, provided that

         (A) the amount outstanding at any time of any Indebtedness issued at a price less than its principal or face amount at maturity shall be the amount of the liability in respect thereof determined in accordance with GAAP;

         (B) the amount of Indebtedness represented by Disqualified Stock of any Person shall be the maximum amount that such Person can be required to pay to redeem, repay or repurchase such Disqualified Stock (excluding any accrued dividends) as of the determination date;

         (C) the amount of any Indebtedness represented by Preferred Stock that is not Disqualified Stock shall be the liquidation preference thereof;

         (D) the amount of Indebtedness that is secured by a Lien on any asset of a Person shall be deemed to be the lesser of (i) the Fair Market Value of such asset as of the determination date and (ii) the amount of such Indebtedness;

         (E) the amount of Indebtedness represented by obligations under any Commodity Agreement, Currency Agreement or Interest Rate Agreement shall be the termination value of such agreement that would be payable by such Person if it was terminated as of the date of determination; and

         (F) money borrowed and set aside at the time of the Incurrence of any Indebtedness in order to refund the payment of the interest on such Indebtedness shall not be deemed to be "Indebtedness" so long as such money is held to secure the payment of such interest.

Notwithstanding the foregoing, Indebtedness shall not include:

         (i)  obligations created, issued or Incurred by any Person with respect
              to  customer   subscription  payments  or  customer  deposits  for
              tradeshows, conferences or other events;

         (ii) any liability for federal, state, local or other taxes;

         (iii)performance, surety or appeal bonds provided consistent with industry practice; or

         (iv) indemnification, adjustment of purchase price or similar obligations under, or Guarantees or letters of credit, surety, bonds or performance bonds securing any such obligations of the Company or any of its Subsidiaries pursuant to, agreements relating to the disposition of any business assets or Restricted Subsidiary (other than Guarantees of Indebtedness Incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary for the purpose of financing such acquisition), so long as the principal amount does not exceed the gross proceeds actually received by the Company or any Restricted Subsidiary in connection with such disposition.

         "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contem plated by Section 301.

         "Initial Subsidiary Guarantor" means Key3Media Events, Inc., a Delaware corporation.

         "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an instalment of interest on such Security.

         "Interest  Rate  Agreement"  means,  with  respect to any  Person,  any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement, option or future contract or other similar agreement or arrangement to which such Person is a party or by which it is bound.

         "Investment" by any Person means any direct or indirect advance, loan or other extension of credit (including, without limitation, by way of Guarantee or similar arrangement) or capital contribution (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others) to, or any purchase or acquisition of Capital Stock, bonds, notes, debentures or other similar instruments issued by, such Person. Notwithstanding the foregoing, none of the following will be deemed to be
Investments:

         (1)  bank deposits other than time deposits,

         (2) commissions, travel and similar advances to officers and employees made in the ordinary course of business, and

         (3) extensions of credit to customers or suppliers in the ordinary course of business that constitute accounts receivable, prepaid expenses or deposits in accordance, with GAAP.

For purposes of Section 1009, Investments will include:

         (A) in connection with any designation of a Restricted Subsidiary as an Unrestricted Subsidiary, the percentage of the Fair Market Value of the net assets of such Subsidiary determined as of the designation date equal to the Company's direct or indirect percentage equity interest in such Subsidiary, and

         (B) in connection with any issuance or sale of Capital Stock of a Restricted Subsidiary as a result of which it ceases to be a Subsidiary, the Fair Market Value of the remaining Investments (if any) in such Person by the Company and its Restricted Subsidiaries determined as of the date of such issuance or sale.

         "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

         "Issue Date" means, with respect to any series of Securities, the date on which the Securities of such series are originally issued.

         "Leverage Ratio," means, as of any determination date, with respect to any Person, the ratio of:

         (1) the aggregate outstanding Indebtedness of such Person and its Restricted Subsidiaries as of the date of the most recent available annual or quarterly balance sheet determined on a consolidated basis in accordance with GAAP to

         (2)  the  aggregate   amount  of  Consolidated   EBITDA  for  the  four
              consecutive fiscal quarters ending on such balance sheet date;

provided, however, that if since the beginning of such period:

         (A) such Person or any of its Restricted Subsidiaries has made any Asset Sale or if the transaction giving rise to the need to calculate the Leverage Ratio is an Asset Sale, the Consolidated
              EBITDA for such period will be reduced by an amount equal to the Consolidated EBITDA (if positive) for such period directly attributable to the assets which are the subject of such Asset Sale or increased by an amount equal to the

              Consolidated EBITDA (if negative) for such period, directly attributable to such Asset Sale,

         (B) such Person or any of its Restricted Subsidiaries has made (by merger or otherwise) an Investment in any Person that becomes a Restricted Subsidiary of such Person or is merged with or into such Person or an acquisition of assets, including any acquisition of assets occurring in connection with a transaction giving rise to the need to calculate the Leverage Ratio of such Person, which constitutes all or substantially all of a division or line of business, Consolidated EBITDA for such period will be calculated after giving pro forma effect thereto (including the Incurrence of any Indebtedness and including the pro forma expenses and cost reductions calculated in accordance with Regulation S-X promulgated by the SEC) as if such Investment or acquisition occurred on the first day of such period,

         (C) any Person that subsequently became a Restricted Subsidiary or was merged with or into such Person or any of its Restricted Subsidiaries since the beginning of such period has made any Asset Sale or any Investment or acquisition of assets that would have required an adjustment pursuant to Clause (1) or (2) above if made by such Person or one of its Restricted Subsidiaries during such period, Consolidated EBITDA for such period will be calculated after giving pro forma effect thereto (including the Incurrence of any Indebtedness and including the pro forma expenses and cost reductions calculated in accordance with Regulation S-X promulgated by the Commission) as if such Asset Sale or Investment occurred on the first day of such period, and

         (D) such Person or any of its Restricted Subsidiaries has Incurred, repaid or retired any Indebtedness, the Consolidated EBITDA shall be calculated after giving pro forma effect to such Incurrence, repayment or retirement as if it occurred on the first day of such period (except that in making such calculation, the amount of Indebtedness under any revolving credit facility shall be computed based on the average daily balance of such Indebtedness).

For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets, amount of income or earnings relating thereto, the pro forma calculations will be determined in good faith by a responsible financial or accounting officer of the Company.

         "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof or any agreement to give any security interest).

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an instalment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Moody's" means Moody's Investors Service, Inc. and its successors.

         "Net Available Cash" means, with respect to any Asset Sale, the proceeds of such Asset Sale in the form of cash or Temporary Cash Investments received (including any cash or Temporary Cash Investments payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, and excluding any other consideration received in the form of assumption by the acquiring person of Indebtedness or other obligations relating to the properties or assets that are the subject of such Asset Sale or received in any other noncash form, whether or not constituting Designated Noncash Consideration) therefrom, in each case net of:

         (1) all legal, accounting, investment banking, title and recording tax expenses, commissions and other fees and expenses Incurred, and all Federal, state, provincial, foreign and local taxes required to, be paid or accrued as a liability under GAAP as a consequence of such Asset Sale,

         (2) all payments made on any Indebtedness that is secured by any assets subject to such Asset Sale, in accordance with the terms of any Lien upon such assets, or that must by its terms, or in order to obtain a necessary consent to such Asset Sale, or by applicable law be repaid out of the proceeds from such Asset Sale,

         (3) all distributions and other payments required to be made to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Sale, and

         (4) the deduction of appropriate amounts to be provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the assets disposed of in such Asset Sale and retained by the Company or any of its Restricted Subsidiaries after such Asset Sale.

         "Net Cash Proceeds" means, with respect to any issuance or sale of Capital Stock, the cash or Temporary Cash Investments of such issuance or sale net of attorney's fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees Incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

         "Notice of Default"  means a written  notice of the kind  specified  in
Section 501(4).

         "Offer to Purchase" means, with respect to any series of Securities, an offer by the Company to purchase the Securities of such series from the Holders thereof commenced by mailing a notice to the Trustee and each such Holder stating:

         (1) the Section of the Indenture pursuant to which the Offer to Purchase is being made and that all Securities of such series validly tendered will be accepted for payment on a pro rata basis;

         (2) the purchase price and the date of purchase (which shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed) (the "Payment Date");

         (3) that any Securities of such series not tendered will continue to accrue interest pursuant to their terms;

         (4) that, unless the Company defaults in the payment of the purchase price, any Securities of such series accepted for payment pursuant to the Offer to Purchase shall cease to accrue interest on and after the Payment Date;

         (5) that Holders electing to have Securities of such series purchased pursuant to the Offer to Purchase will be required to surrender the Securities of such series, together with the form entitled "Option of the Holder to Elect Purchase" on the reverse side of the Securities of such series completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day immediately preceding the Payment Date;

         (6) that Holders of Securities of such series will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the third Business Day immediately preceding the Payment Date, a telegram, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Securities of such series delivered for purchase and a statement that such Holder is withdrawing his election to have such Securities of such series purchased; and

         (7) that Holders whose Securities of such series are being purchased only in part will be issued new Securities of such series equal in principal amount to the unpurchased portion of the Securities of such series surrendered; provided that each Security of such series purchased and each new Security of such series issued shall be in a principal amount of $1,000 or integral multiples of $1,000.

On the Payment Date, the Company shall:

         (A) accept for payment on a pro rata basis Securities of such series or portions thereof tendered pursuant to an Offer to Purchase;

         (B) deposit with the Paying Agent money sufficient to pay the purchase price of all Securities of such series or portions thereof so accepted; and

         (C) deliver, or cause to be delivered, to the Trustee all Securities of such series or portions thereof so accepted together with an Officers' Certificate specifying the Securities of such series or portions thereof accepted for payment by the Company.

The Paying Agent shall promptly mail to the Holders of Securities of such series so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered; provided that each new Security purchased and each new Security issued shall be in a principal amount of $1,000 or integral multiples of $1,000. The Company will publicly announce the results of an Offer to Purchase as soon as practicable after the Payment Date. The Trustee shall act as the Paying Agent for an Offer to Purchase.

         "Officers' Certificate" means a certificate signed by any two of the following: a Chairman of the Board, a Vice Chairman of the Board, a President, a Vice President, a Treasurer, an Assistant Treasurer, a Secretary or an Assistant Secretary of the Company or a Subsidiary Guarantor, as the case may be, or any other officer or officers of the Company or a Subsidiary Guarantor, as the case may be, designated in a writing by or pursuant to authority of its Board of Directors and delivered to the Trustee from time to time. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.

         "Opinion of Counsel" means, as to the Company or a Subsidiary Guarantor, a written opinion of counsel, who may be counsel for the Company or such Subsidiary Guarantor, and who shall be acceptable to the Trustee.

         "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

              (1) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

              (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or any Subsidiary Guarantor) in trust or set aside and segregated in trust by the Company or a Subsidiary Guarantor (if the Company or such Subsidiary Guarantor shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

              (3) Securities as to which Defeasance has been effected pursuant to Section 1302;

              (4) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

              (5) Securities as to which any property deliverable upon conversion thereof has been delivered (or such delivery has been duly provided for), or as to which any other particular conditions have been satisfied, in each case as may be provided for such Securities as contemplated in Section 301;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 502, (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 301, (C) the principal amount of a Security denominated in one or more foreign currencies, composite currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 301, of the principal amount of such Security (or, in the case of a Security described in Clause (A) or (B) above, of the amount determined as provided in such Clause), and (D) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "Payment Blockage Period" has the meaning specified in Section 1403.

         "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

         "Permitted Investment" means, with respect to any series of Securities, an Investment by the Company or any of its Restricted Subsidiaries in:

         (1) the Company or one of its Restricted Subsidiaries or a Person which will, upon the making or as a result of such Investment, become one of its Restricted Subsidiaries or be merged or consolidated with or into or transfer or convey all or substantially all its assets to, the Company or one of its Restricted Subsidiaries; provided that such Person's primary business is related, ancillary or complementary to the business of the Company or its Restricted Subsidiaries on the date of such Investment;

         (2)    cash or Temporary Cash Investments;

         (3) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses in accordance with GAAP;

         (4) stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Company or any of its Restricted Subsidiaries or in satisfaction of judgments;

         (5) an Investment in an Unrestricted Subsidiary consisting solely of an Investment in another Unrestricted Subsidiary;

         (6) Commodity Agreements, Interest Rate Agreements and Currency Agreements designed solely to protect the Company or its Restricted Subsidiaries against fluctuations in commodity prices, interest rates or foreign currency exchange rates;

         (7) receivables owing to the Company or any of its Restricted Subsidiaries created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms, provided, however, that such trade terms may include such concessionary trade terms as the Company or any such Restricted Subsidiary deems reasonable under the circumstances;

         (8) loans or advances to employees that do not exceed in the aggregate, at any time, $1.0 million;

         (9) securities or other assets acquired solely in exchange for the issuance of Capital Stock (other than Disqualified Stock) or in accordance with an Asset Sale made in accordance with Section 1015;

         (10) Investments made after the Issue Date of Securities of such series in a business related, ancillary or complementary to the Company or one of its Restricted Subsidiaries on the date of such investment in the form of joint ventures, operating agreements, partnership agreements or other similar or customary agreements, interest or arrangements, with unaffiliated third parties, the aggregate outstanding amount of which does not exceed $25 million at any time; and

         (11) other Investments having an aggregate Fair Market Value (measured on the date each such investment was made and without giving effect to any changes in value), when taken together with all other investments pursuant to this Clause (11), not to exceed $20 million.

         "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity or organization.

         "Place of Payment", when used with respect to the Securities of any series and subject to Section 1002, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Preferred Stock" means, with respect to any Person, any Capital Stock of such Person, however designated, which entitles the holder thereof to a preference with respect to dividends, distributions or liquidation proceeds of such Person over the holders of other Capital Stock issued by such Person.

         "Proceeding" has the meaning specified in Section 1402.

         "Purchase Money Secured Indebtedness" of any Person means Indebtedness of such Person secured by a Lien on real or personal property of such Person which Indebtedness:

         (1) constitutes all or a part of the purchase price or construction cost of such property, or

         (2) is Incurred prior to, at the time of or within 180 days after the acquisition or substantial completion of such property for the purpose of financing all or any part of the purchase price or construction cost thereof;

provided that:

         (A) such Indebtedness does not exceed 100% of the purchase price or construction cost of such property, and

         (B) such Lien does not, extend to or cover any property other than such item of property and any improvements on such item.

         "Replacement Assets" means, on any date, property or assets (other than current assets) of a nature or type or that are used or useful in a business (or an Investment in a Subsidiary of the Company or other Person who will become a Subsidiary as a result of such Investment and that has property or assets of a nature or type, or engaged in a business) related, ancillary or complementary to the nature or type of the property and assets of, or the business of, the Company and its Restricted Subsidiaries existing on such date.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

         "Responsible Officer", when used with respect to the Trustee, means any vice president, any assistant secretary, any assistant treasurer, any trust officer, any assistant trust officer or any other officer of the Trustee, in each case, located in the Corporate Trust Office of the Trustee, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Restricted Subsidiary" means any Subsidiary of the Company other than an Unrestricted Subsidiary.

         "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, and its successors.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

         "Securities Payment" has the meaning set forth in Section 1402.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Senior Indebtedness" of the Company or any Subsidiary Guarantor, as the case may be, means, with respect to any series of Securities or the Subsidiary

Guarantees  thereof,   as  applicable,   the  following   obligations,   whether
outstanding on the date of this Indenture or thereafter Incurred:

         (1) all Indebtedness of such Person and all other monetary obligations (including, without limitation, expenses, fees, principal, interest, reimbursement obligations under letters of credit and indemnities payable in connection therewith) of such Person under (or in respect of) any of the Credit Agreement or any Commodity Agreement, Interest Rate Agreement or Currency Agreement relating to the Indebtedness under such agreement, and

         (2) all other Indebtedness of such Person (other than the Securities and any Subsidiary Guarantees), all monetary obligations of such Person under (or in respect of) the agreements or instruments relating to such other Indebtedness and interest on such other Indebtedness;

provided that the term "Senior Indebtedness" shall not include:

         (A) any Indebtedness as to which the terms of the instruments creating or evidencing the same provide that such Indebtedness is not senior or is subordinated in right of payment to the Securities of such series or the Subsidiary Guarantees thereof by such Person, as applicable;

         (B) any Indebtedness of such Person that is subordinated in right of payment to any other Indebtedness of such Person;

         (C) any Indebtedness of such Person that is owed to the Company or to another Person when such other Person is a Subsidiary of the Company;

         (D)  any obligations in respect of any Capital Stock of such Person;

         (E) any Indebtedness of such Person to any employees of the Company or any Subsidiary of the Company;

         (F) any Trade Payables of, or operating lease rental payments by, such Person;

         (G) any Indebtedness of such Person Incurred in violation of the covenants applicable to the Securities of such series or the Subsidiary Guarantees thereof by such Person, as applicable; or

         (H) any liability for taxes owed by such Person.

         "Senior Nonmonetary Default" has the meaning specified in Section 1403.

         "Senior Payment Default" has the meaning specified in Section 1403.

         "Significant Subsidiary" means, with respect to the Company as of any determination date, any Person that is a "significant subsidiary" of the Company as of that date as defined in Rule 1-02(w) of Regulation S-X. Promulgated by the Commission or any successor provision.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity" means:

         o with respect to any debt security or any installment of principal thereof or interest thereon, the date specified in such debt security as the fixed date on which the final installment of principal of such debt security is due and payable, and

         o with respect to any scheduled installment of principal of or interest on any debt security, the date specified in such debt security as the fixed date on which such installment is due and payable.

         "Subsidiary" means, with respect to any Person, any other Person a majority of the combined Voting Power of the total outstanding ownership interests in which is, at the time of determination, beneficially owned or held, directly or indirectly, by the first Person and/or one or more of its other Subsidiaries.

         "Subsidiary   Guarantee   Payment  Blockage  Period"  has  the  meaning
specified in Section 1603.

         "Subsidiary Guarantees" means, with respect to the Securities of any series, the guarantees with respect to the Securities of such Series by a Subsidiary Guarantor pursuant to Article Fifteen hereof or a supplemental indenture hereto.

         "Subsidiary Guarantor" means, with respect to the Securities of any series, the Initial Subsidiary Guarantor and any other Subsidiary of the Company required to provide a Subsidiary Guarantee with respect to the Securities of such series pursuant to Section 1012.

         "Subsidiary  Guarantor  Payment"  has the meaning  specified in Section
1602.

         "Subsidiary Guarantor Proceeding" has the meaning specified in Section 1602.

         "Subsidiary Guarantor Senior Nonmonetary Default" has the meaning specified in Section 1603.

         "Subsidiary Guarantor Senior Payment Default" has the meaning specified in Section 1603.

         "Temporary Cash Investment" means any of the following:

         (1) direct obligations of the United States of America or any agency thereof or obligations fully and unconditionally guaranteed by the United States of America or any agency thereof, in each case maturing within one year of the date of acquisition thereof;

         (2) time deposits, certificates of deposit, money market deposits, overnight bank deposits or bankers' acceptances maturing within one year of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America, any state thereof or any foreign country recognized by the United States of America, and which bank or trust company has capital, surplus and undivided profits aggregating in excess of $500 million (or the foreign currency equivalent thereof) and has outstanding long-term debt which is rated at the time, of acquisition at least "A" (or such similar equivalent rating) by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act) or any money market fund sponsored by a registered broker dealer or mutual fund distributor;

         (3) repurchase obligations with a term of not more than 7 days for underlying securities of the types described in Clause (1) or (2) above or Clause (5) below entered into with a bank or trust company meeting the qualifications described in Clause (2) above;

         (4) commercial paper, maturing not more than 270 days after the date of acquisition, issued by a corporation (other than an Affiliate of the Company) organized and in existence under the laws of the United States of America, any state thereof or any foreign country recognized by the United States of America with a rating at the time of acquisition thereof of at least "P-2" (or the equivalent thereof) by Moody's or "A-2" (or the equivalent thereof) by S&P;

         (5) securities with maturities of one year or less from the date of acquisition issued or fully and unconditionally guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least "A" by S&P or Moody's; and

         (6) any mutual fund that has at least 95% of its assets continuously invested in investments of the types described in Clauses (1) through (5) above.

         "Trade Payables" means, with respect to any Person, any accounts payable, indebtedness, liability, or other monetary obligation to trade creditors created, assumed or Guaranteed by such Person or any of its Subsidiaries arising in the ordinary course of business in connection with the acquisition or rental of goods, services or premises.

         "Treasury Rate" means the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) which has become publicly available at least two business days prior to the Redemption Date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from such date of redemption to , 2006, provided, however, that if the period from such date of redemption to , 2006 is not equal to the constant maturity of the United States Treasury security for which a weekly average yield, is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from such date of redemption to , 2006 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant majority of one year shall be used.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "Unrestricted Subsidiary" means:

         (1) initially, Key3Media Arts Events, Inc. and Key3Media Advertising, Inc.,

         (2)  any  other   Subsidiary  of  the  Company  that  at  the  time  of
              determination shall be designated an Unrestricted Subsidiary by the Board of Directors in the manner provided below; and

         (3)  any Subsidiary of an Unrestricted Subsidiary.

The Company's Board of Directors may designate any Subsidiary of the Company (including any newly acquired or newly formed Subsidiary of the Company) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Capital Stock of, or owns or holds any Lien on any property of, the Company or any of its Restricted Subsidiaries; provided that;

         (A) any Guarantee by the Company or any Restricted Subsidiary of any Indebtedness of the Subsidiary being so designated shall be deemed an Incurrence of such Indebtedness and an Investment by the Company or such Restricted Subsidiary (or both, if applicable) at the time of such designation;

         (B)  either:

              (i) the Subsidiary to be so designated has total assets of $10,000 or less or

              (ii) if such  Subsidiary  has assets  greater than  $10,000,  such designation would be permitted under Section 1009; and

         (C) if applicable, the Incurrence of Indebtedness and the Investment referred to in Clause (A) of this proviso would be permitted under Sections 1007 and 1009.

The Company's Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that immediately after giving effect to such designation:

              (x) no  Default or Event of Default  shall  have  occurred  and be continuing, and

              (y) all Liens and  Indebtedness  of such  Unrestricted  Subsidiary outstanding immediately after such designation would, if Incurred at such time, have been permitted to be Incurred (and shall be deemed to have been Incurred) for all purposes of this Indenture.

Any such designation by the Board of Directors shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

         "U.S.  Government  Obligations"  has the meaning  specified  in Section
1304.

         "Vice President", when used with respect to the Company, a Subsidiary Guarantor or the Trustee, means any executive vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         "Voting Power" means power to vote in an ordinary election of directors (or, in the case of a Person that is not a corporation, to appoint or approve the ordinary appointment of Persons holding similar positions), whether at all times or only as long as no senior class of ownership interests has such voting power by reason of any contingency.

         "Voting Stock" means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

         "Wholly Owned" means, with respect to any Subsidiary of any Person, the ownership of all of the outstanding Capital Stock of such Subsidiary (other than any director's qualifying shares or Investments by foreign nationals mandated by applicable law) by such Person or one or more Wholly Owned Subsidiaries of such Person.


SECTION 102.  Compliance Certificates and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act; provided, however, that no such opinion shall be required in connection with the issuance of Securities of any Series. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include,

              (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

              (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

              (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


SECTION 103.  Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of, or representation by, counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.


SECTION 104.  Acts of Holders; Record Dates.

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of sub stantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a cer tificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than an individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         The ownership of Securities shall be proved by the Security Register.

         Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

         The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in
Section 512, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

         With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in
Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

         Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.


SECTION 105.  Notices, Etc., to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

              (1) the Trustee by any Holder or by the Company or any Subsidiary Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Trustee Administration, or

              (2) the Company or any Subsidiary Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.  Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         Where this Indenture provides for Notice of any event to a Holder of a Global Security, such notice shall be sufficiently given if given to the Depositary for such Security (or its designee), pursuant to its Applicable Procedures, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice.

SECTION 107.  Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.


SECTION 108.  Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


SECTION 109.  Successors and Assigns.

         All covenants and agreements in this Indenture by the Company or any Subsidiary Guarantor shall bind its respective successors and assigns, whether so expressed or not.


SECTION 110.  Separability Clause.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


SECTION 111.  Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.


SECTION 112.  Governing Law.

         This Indenture, the Securities and the Subsidiary Guarantees shall be governed by and construed in accordance with the law of the State of New York.


SECTION 113.  Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date or Maturity of any Security, or any date on which a Holder has the right to convert his Security, shall not be a Business Day at any Place of Payment, then (notwith standing any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any), or conversion of such Security need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Maturity, or on such date for conversion, as the case may be.

                                   ARTICLE TWO

                     SECURITY AND SUBSIDIARY GUARANTEE FORMS


SECTION 201.  Forms Generally.

         The Securities of each series and the Subsidiary Guarantees to be endorsed thereon shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities or Subsidiary Guarantees, as the case may be, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

         The definitive Securities and the Subsidiary Guarantees to be endorsed thereon shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities or Subsidiary Guarantees, as the case may be, as evidenced by their execution thereof.

SECTION 202.  Form of Face of Security.

         [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

                              Key3Media Group, Inc.

          ............................................................

No. .........                                                         $ ........

         Key3Media Group, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for
value        received,        hereby        promises       to       pay       to
 ...............................................,   or  registered  assigns,  the
principal    sum   of    ......................................    Dollars    on
 ........................................................  [if the Security is to
bear  interest  prior to Maturity,  insert-- , and to pay interest  thereon from
 .............  or from the most
recent  Interest  Payment Date to which  interest has been paid or duly provided for,  semi-annually on ............  and ............  in each year,  commencing
 .........,  and at the Maturity thereof,  at the rate of ....% per annum,  until the principal hereof is paid or made available for payment as provided in the Indenture [if applicable, insert -- , provided that any principal and premium, and any such instalment of interest, which is overdue shall bear interest at the rate of ...% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. The interest so payable, and punctually paid or duly provided for as provided in the Indenture, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor
Securities)  is registered  at the close of business on the Regular  Record Date for such  interest,  which  shall be the  .......  or .......  (whether or not a
Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest so payable, but not punctually paid or duly provided for, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

[If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium shall bear  interest at the rate of ....% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand.]

         Payment of the principal of (and premium, if any) and [if applicable, insert -- any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, against surrender of this Security in the case of any payment due at the Maturity of the principal thereof (other than any payment of interest that first becomes payable on a day other than an Interest Payment Date); provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and provided, further, that if this Security is a Global Security, payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.




                                    Key3Media Group, Inc.



                                    By:_________________________________________

                                    Name:
                                    Title:

Attest:

 .........................................


SECTION 203.  Form of Reverse of Security.

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under a Subordinated Debt Indenture, dated as of June 26, 2001 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), among the Company, the Subsidiary Guarantors named therein and The Bank of New York as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Subsidiary Guarantors, the Trustee, the Holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities and the Subsidiary Guarantees endorsed thereon are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert -- , limited in aggregate principal amount to $...........].

         [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' nor more than 60 days' notice, at any time [if applicable,  insert -- on or after ..........,  20..], as a whole or in part, at the election
of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable, insert -- on or before
 ...............,  ...%, and if redeemed]  during the 12-month  period  beginning
 ............. of the years indicated,

                   Redemption                                        Redemption
Year                  Price                     Year                    Price
----               -------------                ----                 ---------





and  thereafter at a Redemption  Price equal to .....% of the principal  amount, together in the case of any such redemption with accrued interest to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If the Security is subject to redemption of any kind, insert -- In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

         The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter created, Incurred, assumed or guaranteed, and waives reliance by each such holder upon said provisions.

         As provided in the Indenture and subject to certain limitations therein set forth, the obligations of the Company under the Indenture and this Security are Guaranteed on a senior subordinated basis pursuant to Subsidiary Guarantees endorsed hereon. The Indenture provides that a Subsidiary Guarantor shall be released from its Subsidiary Guarantee upon compliance with certain conditions.

         [If applicable, insert -- The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.]

         [If the Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

         [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.]

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Subsidiary Guarantors and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Subsidiary Guarantors and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company or the Subsidiary Guarantors with certain provisions of the Indenture and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Subsidiary Guarantors, the Trustee and any agent of the Company, the Subsidiary Guarantors or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Subsidiary
Guarantors, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Security is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in
Section 305 thereof on transfers and exchanges of Global Securities.

         This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SECTION 204.      Form of Legend for Global Securities.

         Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.


SECTION 205.  Form of Trustee's Certificate of Authentication.

         The Trustee's certificates of authentication shall be in substantially the following form:

         This is one of the Securities of the series designated herein with the Subsidiary Guarantees endorsed thereon and referred to in the within-mentioned Indenture.

Dated:


                                                           The Bank of New York
                                                                     As Trustee


                                                      By.......................
                                                           Authorized Signatory


SECTION 206.      Form of Guarantee.

                                    GUARANTEE

         For value received, each of the Subsidiary Guarantors listed below hereby jointly and severally unconditionally Guarantees to the Holder of the Security upon which this Guarantee is endorsed, and to the Trustee on behalf of such Holder, the due and punctual payment of the principal of (and premium, if any) and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by acceleration, call for redemption, purchase or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of the Company punctually to make any such payment, each of the Subsidiary Guarantors hereby jointly and severally agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, purchase or otherwise, and as if such payment were made by the Company.

         Each Subsidiary Guarantor and by its acceptance hereof each Holder hereby confirms that it is the intention of all such parties that the Guarantee by such Subsidiary Guarantor pursuant to its Subsidiary Guarantee not constitute a fraudulent transfer or conveyance for purposes of the United States Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law. To effectuate the foregoing intention, the Holders and such Subsidiary Guarantor hereby irrevocably agree that the obligations of such Subsidiary Guarantor under its Subsidiary Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Subsidiary Guarantee result in the obligations of such Subsidiary Guarantor under its Subsidiary Guarantee not constituting such fraudulent transfer or conveyance.

         Each of the Subsidiary Guarantors hereby jointly and severally agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of such Security or the Indenture, the absence of any action to enforce the same or any release or amendment or waiver of any term of any other Guarantee of, or any consent to departure from any requirement of any other Guarantee of all or of any of the Securities, the election by the Trustee or any of the Holders in any proceeding under Chapter 11 of the Bankruptcy Code of the application of Section 1111(b)(2) of the Bankruptcy Code, any borrowing or grant of a security interest by the Company, as debtor-in-possession, under Section 364 of the Bankruptcy Code, the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Trustee or any of the Holders for payment of any of the Securities, any waiver or consent by the Holder of such Security or by the Trustee or either of them with respect to any provisions thereof or of the Indenture, the obtaining of any judgment against the Company or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each of the Subsidiary Guarantors hereby waives the benefits of diligence, presentment, demand of payment, any requirement that the Trustee or any of the Holders exhaust any right or take any action against the Company or any other Person, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in such Security and in this Subsidiary Guarantee. Each of the Subsidiary Guarantors hereby agrees that, in the event of a default in payment of principal (or premium, if any) or interest on such Security, whether at their Stated Maturity, by acceleration, call for redemption, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in the Indenture, directly against each of the Subsidiary Guarantors to enforce this Subsidiary Guarantee without first proceeding against the Company. Each Subsidiary Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities, or to enforce or exercise any other right or remedy with respect to the Securities, such Subsidiary Guarantor agrees to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

         The indebtedness of each Subsidiary Guarantor evidenced by this Subsidiary Guarantee is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of such Subsidiary Guarantor, and this Subsidiary Guarantee is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

         No reference herein to the Indenture and no provision of this Subsidiary Guarantee or of the Indenture shall alter or impair the Subsidiary Guarantee of any Subsidiary Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal (and premium, if any) and interest on the Security upon which this Subsidiary Guarantee is endorsed.

         Each Subsidiary Guarantor shall be subrogated to all rights of the Holder of this Security against the Company in respect of any amounts paid by such Subsidiary Guarantor on account of this Security pursuant to the provisions of its Subsidiary Guarantee or the Indenture; provided, however, that such Subsidiary Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest on this Security and all other Securities issued under the Indenture shall have been paid in full.

         This Subsidiary Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         The Subsidiary Guarantors shall have the right to seek contribution from any non-paying Subsidiary Guarantor so long as the exercise of such right does not impair the rights of the Holders under this Subsidiary Guarantee.

         The Subsidiary Guarantors or any particular Subsidiary Guarantor shall be released from this Subsidiary Guarantee upon the terms and subject to certain conditions provided in the Indenture.

         By delivery of a Supplemental Indenture to the Trustee in accordance with the terms of the Indenture, each Person that becomes a Subsidiary Guarantor after the date of the Indenture will be deemed to have executed and delivered this Guarantee for the benefit of the Holder of this Security with the same effect as if such Subsidiary Guarantor was named below.

         All terms used in this Subsidiary Guarantee which are defined in the Indenture referred to in the Security upon which this Subsidiary Guarantee is endorsed shall have the meanings assigned to them in such Indenture.

         This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Subsidiary Guarantee is endorsed shall have been executed by the Trustee under the Indenture by manual signature.

         Reference is made to Article Fifteen and Article Sixteen of the Indenture for further provisions with respect to this Subsidiary Guarantee.

         THIS SUBSIDIARY GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, each of the Subsidiary Guarantors has caused this Subsidiary Guarantee to be duly executed.

                             Key3Media Events, Inc.
                             [Insert other Subsidiary Guarantors, if applicable]

                             Each as Subsidiary Guarantor


                             By__________________________________
                                      Authorized Signatory

                                  ARTICLE THREE

                                 THE SECURITIES


SECTION 301.  Amount Unlimited; Issuable in Series.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

              (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

              (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

              (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

              (4) the date or dates on which the principal of any Securities of the series is payable;

              (5) the rate or rates at which any Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any such interest payable on any Interest Payment Date;

              (6) the place or places where the principal of and any premium and interest on any Securities of the series shall be payable and the manner in which any payment may be made;

              (7) the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

              (8) the obligation, if any, of the Company to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

              (9) if other than denominations of $1,000 and any multiple thereof, the denominations in which any Securities of the series shall be issuable;

              (10) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

              (11) if other than the currency of the United States of America, the currency, currencies, composite currency, composite currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for the purposes of making payment in the currency of the United States of America and applying the definition of "Outstanding" in Section 101;

              (12)  if  the  principal  of or any  premium  or  interest  on any
         Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies, composite currencies or currency units other than that or those in which such
         Securities are stated to be payable, the currency, currencies, composite currency, composite currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

              (13) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

              (14) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

              (15) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 1302 or
         Section 1303 or both such Sections, any provisions to permit a pledge of obligations other than U.S. Government Obligations (or the establishment of other arrangements) to satisfy the requirements of
         Section 1304(1) for defeasance of such Securities and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Securities shall be evidenced;

              (16) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 204, any addition to, elimination of or other change in the circumstances set forth in Clause (2) of the last paragraph of
         Section 305 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof and any other provisions governing exchanges or transfers of any such Global Security;

              (17) any addition to, elimination of or other change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to
         Section 502;

              (18) any addition to, elimination of or other change in the covenants set forth in Article Ten which applies to Securities of the series;

              (19)  any  provisions   necessary  to  permit  or  facilitate  the
         issuance, payment or conversion of any Securities of the series that may be converted into securities or other property other than Securities of the same series and of like tenor, whether in addition to, or in lieu of, any payment of principal or other amount and whether at the option of the Company or otherwise;

              (20) any requirements for Subsidiary Guarantees by any Subsidiary Guarantors other than the Initial Subsidiary Guarantors; and

              (21) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(5)).

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

         The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Fourteen.

         The Securities shall be Guaranteed by the Subsidiary Guarantors as provided in Article Fifteen.

         The Subsidiary Guarantees shall be subordinated in right of payment to Senior Indebtedness of the Subsidiary Guarantors as provided in Article Sixteen.


SECTION 302.  Denominations.

         The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 301. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any multiple thereof.


SECTION 303.  Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by a Chairman of the Board, a Vice Chairman of the Board, a President or a Vice President of the Company (or any other officer of the Company designated in writing by or pursuant to authority of the Board of Directors and delivered to the Trustee from time to time), under its corporate seal reproduced thereon attested by a Secretary or Assistant Secretary of the Company. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company and having endorsed thereon the Subsidiary Guarantees executed pursuant to Section 1502 by the Subsidiary Guarantors to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities with the Subsidiary Guarantees endorsed thereon, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities with the Subsidiary Guarantees endorsed thereon. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

              (1) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

              (2) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

              (3) that such Securities,  when authenticated and delivered by the
         Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

         Each Security shall be dated the date of its authentication.

         No Security or Subsidiary Guarantee shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security and the Subsidiary Guarantees endorsed thereon has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.


SECTION 304.  Temporary Securities.

         Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substan-tially of the tenor of the definitive Securities in lieu of which they are issued and having endorsed thereon the Subsidiary Guarantees substantially of the tenor of the definitive Subsidiary Guarantees in lieu of which they are issued duly executed by the Subsidiary Guarantors and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities and Subsidiary Guarantees may determine, as evidenced by their execution of such Securities and Subsidiary Guarantees.

         If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount and having endorsed thereon Subsidiary Guarantees of the same tenor executed by the Subsidiary Guarantors. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

SECTION 305.  Registration, Registration of Transfer and Exchange.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security of a series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, each such Security having endorsed thereon the Subsidiary Guarantees executed by the Subsidiary Guarantors.

         At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, and having the Subsidiary Guarantee endorsed thereon executed by each Subsidiary Guarantor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, the Subsidiary Guarantors shall execute the Subsidiary Guarantees endorsed on and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities and the Subsidiary Guarantees endorsed thereon issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the respective Subsidiary Guarantors, evidencing the same debt and Subsidiary Guarantees, and entitled to the same benefits under this Indenture, as the Securities and Subsidiary Guarantees surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

         If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

              (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

              (2) Notwithstanding any other provision in this Indenture, and subject to such applicable provisions, if any, as may be specified as contemplated by Section 301, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary has notified the Company that it (i) is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security or (C) the Company has executed and delivered to the Trustee a Company Order stating that such Global Security shall be exchanged in whole for Securities that are not Global Securities (in which case such exchange shall promptly be effected by the Trustee). If the Company receives a notice of the kind specified in Clause (A) above or has delivered a Company Order of the kind specified in Clause (C) above, it may, in its sole discretion, designate a successor Depositary for such Global Security within 60 days after receiving such notice or delivery of such order, as the case may be. If the Company designates a successor Depositary as aforesaid, such Global Security shall promptly be exchanged in whole for one or more other Global Securities registered in the name of the successor Depositary, whereupon such designated successor shall be the Depositary for such successor Global Security or Global Securities and the provisions of Clauses (1), (2), (3) and (4) of this Section shall continue to apply thereto.

              (3) Subject to Clause (2) above and to such applicable provisions, if any, as may be specified as contemplated by Section 301, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

              (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 304, 306, 906 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Trustee, the Company shall execute, the Subsidiary Guarantors shall execute the Subsidiary Guarantees endorsed on and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them, each Subsidiary Guarantor and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding and having endorsed thereon the Subsidiary Guarantees executed by the Subsidiary Guarantors.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and the respective Subsidiary Guarantors, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.


SECTION 307.  Payment of Interest; Interest Rights Preserved.

         Except as otherwise provided as contemplated by Section 301 with respect to any Securities of a series, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest (or, if no business is conducted by the Trustee at its Corporate Trust Office on such date, at 5:00 P.M. New York City time on such date).

         Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

              (1) The Company may elect to make payment of any Defaulted Interest payable on any Securities of a series to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each of such Securities and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of such Securities in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

              (2) The Company may make payment of any Defaulted Interest on any Securities of a series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Except as may otherwise be provided in this Section 307 or as contemplated in Section 301 with respect to any Securities of a series, the Person to whom interest shall be payable on any Security that first becomes payable on a day that is not an Interest Payment Date shall be the Holder of such Security on the day such interest is paid.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         In the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable. Notwithstanding the foregoing, the terms of any Security that may be converted may provide that the provisions of this paragraph do not apply, or apply with such additions, changes or omissions as may be provided thereby, to such Security.


SECTION 308.  Persons Deemed Owners.

         Prior to due presentment of a Security for registration of transfer, the Company, the Subsidiary Guarantors, the Trustee and any agent of the Company, the Subsidiary Guarantors or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section
307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Subsidiary Guarantors, the

Trustee nor any agent of the Company, the Subsidiary Guarantors or the Trustee shall be affected by notice to the contrary.


SECTION 309.  Cancellation.

         All Securities surrendered for payment, redemption, registration of transfer or exchange or conversion or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order; provided, however, that the Trustee shall not be required to destroy such canceled Securities.


SECTION 310.  Computation of Interest.

         Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.


SECTION 311.  CUSIP Numbers.

         The Company in issuing the Securities may use CUSIP numbers (if then generally in use) and, if so, the Trustee shall use CUSIP numbers in notices of redemption as a convenience to Holders, provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption and that reliance may be placed only on the other identification numbers printed on the Securities. Any such redemption shall not be affected by any defect in or omission of such numbers.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE


SECTION 401.  Satisfaction and Discharge of Indenture.

         This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of any Security expressly provided for herein or in the terms of such Security), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

              (1)    either

                     (A) all Securities theretofore  authenticated and delivered
              (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                     (B) all such  Securities not  theretofore  delivered to the
              Trustee for cancellation

                            (i) have become due and payable, or

                            (ii) will  become due and  payable  at their  Stated
                     Maturity within one year, or

                            (iii) are to be called  for  redemption  within  one
                     year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

              and the Company and/or a Subsidiary Guarantor, in the case of (i),
              (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds solely for the benefit of the Holders of such securities in trust under the terms of an irrevocable trust agreement and in form and substance satisfactory to the Trustee for that purpose money in an amount sufficient (in the opinion of a nationally recognized firm of independent accountants expressed as a written certification thereof delivered to the Trustee) to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, including principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

              (2) the Company and/or a Subsidiary Guarantor has paid or caused to be paid all other sums payable hereunder by the Company and the Subsidiary Guarantors; and

              (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.


SECTION 402.  Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent
(including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section 401 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.


                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.  Events of Default.

         "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Fourteen or Article Sixteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

              (1) default in the payment of principal of (or premium, if any, on) any Security of such series when it becomes due and payable at maturity, upon acceleration, redemption or otherwise whether or not such payment is prohibited by the provisions of Article Fourteen or Article Sixteen;

              (2) default in the payment of interest upon any Security of such series when it becomes due and payable, and such default continues for a period of 30 days, whether or not such payment is prohibited by the provisions of Article Fourteen or Sixteen;

              (3) default in the performance, or breach, of Article Eight of this Indenture by the Company or any Subsidiary Guarantor or any failure by the Company to make or consummate an Offer to Purchase as required by Sections 1015 and 1016;

              (4) default in the performance or breach by the Company or a Subsidiary Guarantor of any other covenants or agreements in this Indenture or under the terms of the Securities of such series (other than a covenant or warranty, a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than such series), and continuance of such default or breach for a period of 30 consecutive days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the outstanding Securities of such series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

              (5) a default occurs under any Indebtedness of the Company, any Subsidiary Guarantor or any Significant Subsidiary of the Company, whether such Indebtedness now exists or shall hereafter be created, which default (A) constitutes a failure to pay any portion of the principal of such Indebtedness at its final fixed maturity and such defaulted payment shall not have been made, waived or extended within 30 days of such payment default or (B) shall have resulted in such Indebtedness being accelerated or otherwise becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable and such acceleration shall not have been rescinded, annulled or otherwise cured within 30 days of such acceleration and, in either case, the aggregate principal amount of all such Indebtedness in respect of which there has been such a payment default or such an acceleration, as the case may be, exceeds $5.0 million; or

              (6) a final judgment or final order (not covered by insurance, treating deductibles, self-insurance and retentions as not so covered) for the payment of money in excess of $5.0 million in the aggregate for all such judgments and orders is entered by a court or courts of competent jurisdiction against the Company, any Subsidiary Guarantor and/or any Significant Subsidiary of the Company and shall not be paid or discharged, and there shall be a period of 60 consecutive days after the final judgment or order that causes such aggregate amount to exceed $5.0 million during which a stay of enforcement of such final judgment or order is not in effect; or

              (7) the entry by a court having jurisdiction in the premises of a decree or order (A) for relief in respect of the Company, any Subsidiary Guarantor or any Significant Subsidiary of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (B) adjudging the Company, any Subsidiary Guarantor or any Significant Subsidiary of the Company bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, any Subsidiary Guarantor or any Significant Subsidiary of the Company under any applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company, any Subsidiary Guarantor or any Significant Subsidiary of the Company or of any substantial part of its or their property, or ordering the winding up or liquidation of its or their affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

              (8) the Company, any Subsidiary Guarantor and/or any Significant Subsidiary of the Company commences a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by the Company, any Subsidiary Guarantor or any Significant Subsidiary of the Company to the entry of a decree or order for relief in respect of it in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by the Company, any Subsidiary Guarantor or any Significant Subsidiary of the Company of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state law, or the consent by the Company, any Subsidiary Guarantor or any Significant Subsidiary of the Company to the filing of such a petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company, any Subsidiary Guarantor or any Significant Subsidiary of the Company or of any substantial part of its or their property, or the making by the Company, any Subsidiary Guarantor or any Significant Subsidiary of the Company of an assignment for the benefit of creditors, or the admission by the Company, any Subsidiary Guarantor or any Significant Subsidiary of the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company, any Subsidiary Guarantor or any Significant Subsidiary of the Company in furtherance of any such action; or

              (9) except as permitted by the terms of this Indenture and the Securities of such series, any Subsidiary Guarantees of the Securities of such series ceases to be effective or is found in any judicial proceeding to be unenforceable or invalid or is denied or disaffirmed the relevant Subsidiary Guarantor.

         If an Event of Default (other than an Event of Default specified in Clause (7) or (8) above with respect to the Company or any Subsidiary Guarantor) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities of such series then outstanding, may declare the principal amount of all the Securities of such series to be immediately due and payable. In an Event of Default specified in Clause (7) or
(8) above occurs with respect to the Company or any Subsidiary Guarantor, the principal amount of all the Securities of such series shall automatically become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.


SECTION 502.  Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default  (other  than an Event of Default  specified  in
Section 501(7) or 501(8)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series (or, in the case of any Security of that series which specifies an amount to be due and payable thereon upon acceleration of the Maturity thereof, such amount as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 501(7) or 501(8) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series (or, in the case of any Security of that series which specifies an amount to be due and payable thereon upon acceleration of the Maturity thereof, such amount as may be specified by the terms thereof) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable. In the event of a declaration of acceleration because an Event of Default set forth in Section 501(5) above has occurred and is continuing, such declaration of acceleration shall be automatically rescinded and annulled if the event of default triggering such Event of Default pursuant to Section 501(5) shall be remedied or cured by the Company or the Significant Subsidiary or waived by the holders of the related Indebtedness within 60 days after the declaration of acceleration with respect thereto.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for pay ment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding

Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

              (1) the Company and/or any Subsidiary Guarantor has paid or deposited with the Trustee a sum sufficient to pay

                     (A) all overdue interest on all Securities of that series,

                     (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                     (C) to the extent that payment of such  interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                     (D) all sums paid or advanced by the Trustee  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

              (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.

              The Company covenants that if

              (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

              (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


SECTION 504.  Trustee May File Proofs of Claim.

         In case of any judicial proceeding relative to the Company, any Subsidiary Guarantor, or any other obligor upon the Securities, any of their property or any of their creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceed ing is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

         No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.


SECTION 505.  Trustee May Enforce Claims Without Possession of Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.  Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

              FIRST:  To the payment of all amounts due the Trustee under
         Section 607; and

              SECOND: Subject to Articles Fourteen and Sixteen, to the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively.


SECTION 507.  Limitation on Suits.

         No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

              (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

              (2) the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

              (3) such Holder or Holders have  offered to the Trustee  indemnity
         reasonably   satisfactory  to  it  against  the  costs,   expenses  and
         liabilities to be Incurred in compliance with such request;

              (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

              (5) no direction inconsistent with such written request that has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.


SECTION 508.  Unconditional Right of Holders to Receive
              Principal, Premium and Interest and to Convert.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date), and, if the terms of such Security so provide, to convert such Security in accordance with its terms, and to institute suit for the enforcement of any such payment and, if applicable, any such right to convert, and such rights shall not be impaired without the consent of such Holder.


SECTION 509.  Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Subsidiary Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.  Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


SECTION 511.  Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


SECTION 512.  Control by Holders.

         The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

              (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

              (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.


SECTION 513.  Waiver of Past Defaults.

         The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

              (1) in the payment of the principal of or any premium or interest on any Security of such series, or

              (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


SECTION 514.  Undertaking for Costs.

         In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs, including reasonable attorneys' fees and expenses, against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or any Subsidiary Guarantor or the Trustee or, if applicable, in any suit for the enforcement of the right to convert any Security in accordance with its terms.


SECTION 515.  Waiver of Usury, Stay or Extension Laws.

         Each of the Company and each Subsidiary Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and each Subsidiary Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE SIX

                                   THE TRUSTEE


SECTION 601.  Certain Duties and Responsibilities.

         The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise Incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.


SECTION 602.  Notice of Defaults.

         If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(5) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term

"default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.


SECTION 603.  Certain Rights of Trustee.

         Subject to the provisions of Section 601:

              (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

              (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

              (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

              (4) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

              (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be Incurred by it in compliance with such request or direction;

              (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company or any Subsidiary Guarantor, personally or by agent or attorney at the sole cost of the Company and shall incur no liability of any kind by reason of such inquiry or investigation;

              (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

              (8) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

              (9) the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture; and

              (10) the rights, privileges, protections, immunities and benefits given to the Trustee, including its rights to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder.


SECTION 604.  Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities and the Subsidiary Guarantees endorsed thereon, except the Trustee's certificates of authentication, shall be taken as the statements of the Company or the Subsidiary Guarantors, as applicable, and the Trustee does not assume any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.  May Hold Securities.

         The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company or any Subsidiary Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company or any Subsidiary Guarantor with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.


SECTION 606.  Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.


SECTION 607.  Compensation and Reimbursement.

         The Company agrees

              (1) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the parties for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

              (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances Incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

              (3) to indemnify each of the Trustee or any predecessor Trustee for, and to hold it harmless against, any and all losses, liabilities, damages, claims or expenses including taxes (other than taxes imposed on the income of the Trustee) Incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Company, a Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         When the Trustee Incurs expenses or renders services in connection with an Event of Default specified in Section 501(7) or Section 501(8), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

         The provisions of this Section shall survive the termination of this Indenture and any resignation or removal of the Trustee.


SECTION 608.  Conflicting Interests.

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.


SECTION 609.  Corporate Trustee Required; Eligibility.

         There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, has a combined capital and surplus of at least $50,000,000 and has its Corporate Trust Office in the Borough of Manhattan, The City of New York. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


SECTION 610.  Resignation and Removal; Appointment of Successor.

         No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

         The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 60 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after the giving of a notice of removal pursuant to this paragraph, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         If at any time:

              (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

              (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

              (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

         If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.


SECTION 611.  Acceptance of Appointment by Successor.

         In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company, the Subsidiary Guarantors and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company, any Subsidiary Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company, any Subsidiary Guarantor or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

         Upon request of any such successor Trustee, the Company and the Subsidiary Guarantors shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


SECTION 612.  Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


SECTION 613.  Preferential Collection of Claims Against Company.

         If and when the Trustee shall be or become a creditor of the Company, any Subsidiary Guarantor or any other obligor upon the Securities, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company, any Subsidiary Guarantor or any such other obligor.


SECTION 614.  Appointment of Authenticating Agent.

         The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of
resignation  or  upon  such  a  termination,   or  in  case  at  any  time  such
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and the Subsidiary Guarantors and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve as their names and addresses appear in the Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an
Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

         If an appointment with respect to one or more series of Securities is made pursuant to this Section, the Securities of such series may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Securities of the series designated therein and with the Subsidiary Guarantees endorsed thereon referred to in the within-mentioned Indenture.



         _____________________________,
         As Trustee



         By___________________________,
         As Authenticating Agent



         By___________________________
         Authorized Signatory


                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY


SECTION 701.  Company to Furnish Trustee Names and Addresses of Holders.

         The Company will furnish or cause to be furnished to the Trustee

              (1) semi-annually, not later than June 15 and December 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of the immediately preceding June 1 or December 1, as the case may be, and

              (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702.  Preservation of Information; Communications to Holders.

         The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

         The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

         Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Subsidiary Guarantors and the Trustee that neither the Company, the Subsidiary Guarantors nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.


SECTION 703.  Reports by Trustee.

         The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

         Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than 60 days after each May 15 and shall be dated as of such May 15 in each calendar year, commencing on May 15, 2002.

         A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange and of any delisting thereof.


SECTION 704.  Reports by Company.

         The Company and each of the Subsidiary Guarantors shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE


SECTION 801.  Company May Consolidate, Etc., Only on Certain Terms.

         With respect to any series of Securities, the Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company, unless:

              (1) if the Company consolidates with or merges into another Person or conveys, transfers or leases the Company's properties and assets substantially as an entirety to another Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the Company's properties and assets substantially as an entirety (each, a "Successor") must:

                     (A) be a corporation, partnership, limited liability company or other similar business entity organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia; and

                     (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and, for each Security that by its terms provides for conversion, shall have provided for the right to convert such Security in accordance with its terms;

              (2) immediately after giving effect to such transaction, no Default or Event of Default with respect to the Securities of such series shall have occurred and be continuing;

              (3) immediately after giving effect to such transaction the Company or the Successor, as the case may be, could Incur at least an additional $1.00 of Indebtedness with respect to the Securities of such series under the first paragraph of Section 1007; provided that this Clause (3) shall not apply:

                     (A) to a consolidation, merger or sale of all (but not less than all) of the assets of the Company if all Liens and Indebtedness of the Company or the Successor, as the
                            case may be, and its Restricted subsidiaries outstanding immediately after such transaction would have been permitted (and all such Liens and Indebtedness, other than Liens and Indebtedness of the Company and its Restricted Subsidiaries outstanding immediately prior to the transaction, shall be deemed to have been Incurred) for all purposes of this Indenture and the Securities;

                     (B) if, in the good faith determination of the Board of Directors of the Company, whose determination shall be evidenced by a Board Resolution, the principal purpose of such transaction is to change the state of incorporation of the Company and any such transaction shall not have as one of its purposes the evasion of the foregoing limitations; or

                     (C) any such transaction that only involves the Company and one or more of its Wholly Owned Restricted Subsidiaries;

              (4) the Company has delivered to the Trustee an Officers' Certifi-cate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and

              (5) each Subsidiary Guarantor, unless such Subsidiary Guarantor is the Person with which the Company has entered into a transaction under this section, shall have confirmed by an amendment to its Subsidiary Guarantee that its Subsidiary Guarantee shall apply to the obligations of the Company or the Successor in accordance with the Securities and this Indenture.

SECTION 802. Mergers, Consolidations and Certain Sales of Assets by Subsidiary Guarantors.

         Except in a transaction constituting an Asset Sale to a Person other than the Company or one of its Restricted Subsidiaries, each Subsidiary Guarantor will not, and the Company will not permit any Subsidiary Guarantor to, consolidate with or merge into, or directly or indirectly, convey, transfer or lease its properties and assets substantially as an entirety to, any other Person (other than the Company or another Subsidiary Guarantor) unless, in any such transaction:

              (1) if such Subsidiary Guarantor consolidates with or merges into another Person or directly or indirectly conveys, transfers or leases its properties and assets substantially as an entirety, the Person formed by such consolidation or into which such Subsidiary Guarantor is merged or the Person which acquires by conveyance, transfer or lease the properties and assets of such Subsidiary Guarantor substantially as an entirety (each, a "Successor Subsidiary Guarantor"):

                     (x) is a corporation, partnership, limited liability company or other similar business entity organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia, and

                     (y) expressly assumes by an indenture supplemental hereto executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of all obligations of such Subsidiary Guarantor under its Subsidiary Guarantee and this Indenture and the performance of every covenant of this Indenture to be performed or observed by such Subsidiary Guarantor; and

              (2) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent in this Indenture provided for relating to such transaction have been complied with.


SECTION 803.  Successor Substituted.

         Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with
Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

         Except in a transaction constituting an Asset Sale to a Person other than the Company or one of its Restricted Subsidiaries, upon any consolidation of a Subsidiary Guarantor with, or merger of such Subsidiary Guarantor into, any other Person or any conveyance, transfer or lease of the properties and assets of such Subsidiary Guarantor substantially as an entirety in accordance with
Section 802 to a Person other than the Company or a Subsidiary Guarantor, the Successor Subsidiary Guarantor shall succeed to, and be substituted for, and may exercise every right and power of, such Subsidiary Guarantor under this Indenture with the same effect as if such successor Person had been named as a Subsidiary Guarantor herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES


SECTION 901.  Supplemental Indentures Without Consent of Holders.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, of the Company, the Subsidiary Guarantors, when authorized by respective Board Resolutions of the Subsidiary Guarantors, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

              (1) to evidence the succession of another Person to the Company or any Subsidiary Guarantor and the assumption by any such successor of the covenants of the Company or any Subsidiary Guarantor herein and in the Securities in each case as permitted under the Indenture; or

              (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

              (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

              (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

              (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding; or

              (6)    to secure the Securities; or

              (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

              (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611; or

              (9) to add to or change any of the provisions of this Indenture with respect to any Securities that by their terms may be converted into securities or other property other than Securities of the same series and of like tenor, in order to permit or facilitate the issuance, payment or conversion of such Securities; or

              (10) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that the Board of Directors determines in good faith that such action pursuant to this Clause (10) shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

              (11)   to add new Subsidiary Guarantors pursuant to Section 1505.


SECTION 902.  Supplemental Indentures With Consent of Holders.

        With the consent of the Holders of a majority in principal amount of the Outstanding Securities of all series affected by such supplemental indenture (considered together as one class for this purpose), by Act of said Holders delivered to the Company, the Subsidiary Guarantors and the Trustee, the Company, when authorized by a Board Resolution of the Company, the Subsidiary Guarantors, when authorized by respective Board Resolutions of the Subsidiary Guarantors, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

              (1) change the Stated Maturity of the principal of, or any instalment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or permit the Company to redeem any Security if, absent such supplemental indenture, the Company would not be permitted to do so, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or modify Article Fourteen or Sixteen in any manner adverse to the Holders of Outstanding Securities, or, except as expressly permitted elsewhere in this Indenture, waive any default in the payment of principal of, premium, if any, or interest on the Securities, or

              (2) if any Security provides that the Holder may require the Company to repurchase or convert such Security, impair such Holder's right to require repurchase or conversion of such Security on the terms provided therein, or

              (3) reduce the percentage in principal amount of the Outstanding Securities of any one or more series (considered separately or together as one class, as applicable), the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

              (4)  release  any   Subsidiary   Guarantor   from  its  Subsidiary
         Guarantees except as provided by this Indenture, or

              (5) modify any of the  provisions of this Section,  Section 513 or
         Section 1005, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this Clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and
         Section 1005, or the deletion of this proviso, in accordance with the requirements of Sections 611 and 901(8).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


SECTION 903.  Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


SECTION 904.  Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.


SECTION 905.  Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.


SECTION 906.  Reference in Securities to Supplemental Indentures.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company and the Subsidiary Guarantors shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee, the Company and the Subsidiary Guarantors, to any such supplemental indenture may be prepared and executed by the Company, and the Subsidiary Guarantees endorsed thereon may be executed by the Subsidiary Guarantors and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


SECTION 907.  Subordination Unimpaired.

         This   Indenture   may  not  be  amended  at  any  time  to  alter  the
subordination, as provided herein, of any of the Securities then Outstanding without the written consent of each holder of Senior Debt then outstanding that would be adversely affected thereby.


                                   ARTICLE TEN

                                    COVENANTS

SECTION 1001. Payment of Principal, Premium and Interest.

         The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.


SECTION 1002. Maintenance of Office or Agency.

         The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company or any Subsidiary Guarantee in respect of the Securities of that series, any Subsidiary Guarantees endorsed thereon and this Indenture may be served. The Company and the Subsidiary Guarantors will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company or any Subsidiary Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company and each Subsidiary Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         With respect to any Global Security, and except as otherwise may be specified for such Global Security as contemplated by Section 301, the Corporate Trust Office of the Trustee shall be the Place of Payment where such Global Security may be presented or surrendered for payment or for registration of transfer or exchange, or where successor Securities may be delivered in exchange therefor, provided, however, that any such payment, presentation, surrender or delivery effected pursuant to the Applicable Procedures of the Depositary for such Global Security shall be deemed to have been effected at the Place of Payment for such Global Security in accordance with the provisions of this Indenture.


SECTION 1003. Money for Securities Payments to Be Held in Trust.

         If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit (or, if the Company has deposited any trust funds with a trustee pursuant to Section 1304(1), cause such trustee to deposit) with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may, at the expense of the Company, cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004. Statement by Officers as to Default.

         The Company and each Subsidiary Guarantor will deliver to the Trustee, within 90 days after the end of each of their respective fiscal years ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company or the Subsidiary Guarantor, as the case may be, is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company, or the Subsidiary Guarantor, as the case may be, shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.


SECTION 1005. Waiver of Certain Covenants.

         Except as otherwise specified as contemplated by Section 301 for Securities of a specific series, the Company may, with respect to the Securities of any one or more series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to
Section 301(18), 901(2) or 901(7) for the benefit of the Holders of such series or in Sections 1004, 1006 or Article Eight if, before the time for such compliance, the Holders of a majority in principal amount of the Outstanding Securities of all series affected by such waiver (considered together as one class for this purpose) shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


SECTION 1006. Existence.

         Subject to Article Eight and, as to the Securities of any series, the terms thereof, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the existence, rights (charter and statutory) and franchises of the Company and each Subsidiary Guarantor; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors of the Company in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.


SECTION 1007. Limitation on Indebtedness.

         With respect to any series of Securities, the Company will not, and will not permit any of its Restricted Subsidiaries to, Incur any Indebtedness (other than the Securities of such series, the Subsidiary Guarantees thereof and other Indebtedness existing on the Issue Date of the Securities of such series); provided that the Company and its Restricted Subsidiaries may Incur Indebtedness if, after giving effect to the Incurrence of such Indebtedness and the receipt and application of the proceeds therefrom, the Leverage Ratio of the Company would be positive and less than 5:1.

         Notwithstanding   the   foregoing,   the  Company  and  its  Restricted
Subsidiaries may Incur each and all of the following:

              (1) Indebtedness under the Credit Agreement of up to $150 million aggregate principal amount outstanding at any time;

              (2) Indebtedness that the Company owes to any of its Wholly Owned Restricted Subsidiaries or that any of its Restricted Subsidiaries owe to the Company or any of its Wholly Owned Restricted Subsidiaries that is evidenced by a promissory note; provided that:

                     (A) Indebtedness owed to the Company or a Subsidiary Guarantor shall be evidenced by an unsubordinated promissory note,

                     (B) any event that causes any such Wholly Owned  Restricted
              Subsidiary to no longer be a Wholly Owned Restricted Subsidiary or any transfer of any such Indebtedness to any Person other than the Company or one of its Wholly Owned Restricted Subsidiaries shall be deemed to be an Incurrence of Indebtedness not permitted by this Clause (2), and

                     (C) if the Company or any Subsidiary Guarantor is the obligor on such Indebtedness, such Indebtedness must be expressly subordinated in right of payment to the Securities of such series, in the case of the Company, or the Subsidiary Guarantee thereof, in the case of a Subsidiary Guarantor,

              (3) Indebtedness issued in exchange for, or the net proceeds of which are used to refund, refinance, replace, renew, extend, defease or otherwise discharge (each, a "refinancing"), any then outstanding Indebtedness (other than any Indebtedness described in Clause (2) or (7) of this Section 1007), including any refinancing of a refinancing; provided that:

                     (A) the  aggregate  principal  amount (or,  if  applicable, accreted value) of any refinancing Indebtedness does not exceed the aggregate principal amount (or accreted value) of the Indebtedness to be refinanced plus any premiums, accrued interest or dividends, consent fees, defeasance costs and other fees and expenses Incurred in connection with such refinancing,

                     (B) if the  Company or one of its  Restricted  Subsidiaries
              Incur Indebtedness to refinance Indebtedness that is subordinated in right of payment to the Securities of such series or a Subsidiary Guarantee thereof, the refinancing Indebtedness must be made subordinate in right of payment to the Securities of such series or Subsidiary Guarantee thereof, as applicable, at least to the same extent as the Indebtedness to be refinanced,

                     (C) as of the  date on  which  it is  Incurred,  the  final
              Stated Maturity of the refinancing Indebtedness is not earlier than:

                     (x) if the final Stated Maturity of the Indebtedness to be refinanced is earlier than the final Stated Maturity of the Securities of such series, the final Stated Maturity of the Indebtedness to be refinanced, or

                     (y) if the final Stated Maturity of the Indebtedness to be refinanced is the same as or later than the final Stated Maturity of the Securities of such series, the final Stated Maturity of the Securities of such series, and

                     (D) as of the date on which it is Incurred,  the portion of the refinancing Indebtedness with a Stated Maturity prior to the final Stated Maturity of the Securities of such series has an Average Life at least equal to the remaining Average Life of the portion of the Indebtedness to be refinanced with a Stated Maturity prior to the final Stated Maturity of the Securities of such series;

              (4) Acquired Indebtedness, provided that, at the time of, and after giving effect to, such Incurrence the Company could Incur $1.00 of additional Indebtedness pursuant to the first paragraph of this Section;

              (5) Purchase Money Secured Indebtedness in respect of property acquired after the Issue Date of the Securities of such series in an aggregate principal amount (or, if applicable, accreted value) not to exceed $10 million outstanding at any time;

              (6) Indebtedness to the extent the net proceeds thereof are promptly:

                     (A) used to purchase Securities tendered in an Offer to Purchase made as a result of a Change in Control, or

                     (B) deposited to defease the Securities of such series as described under Article Thirteen;

              (7)   Guarantees   of  the  Company  or  one  of  its   Restricted
         Subsidiaries of Indebtedness permitted to be Incurred under another provision of this Section 1007;

              (8) Indebtedness Incurred by the Company or any of its Restricted Subsidiaries (in addition to Indebtedness permitted under Clauses (1) through (7) above) in an aggregate principal amount outstanding at any time (together with any refinancings thereof) not to exceed $50 million.

         Notwithstanding any other provision of this Section 1007, the maximum amount of Indebtedness that may be Incurred pursuant to this Section will not be deemed to be exceeded, with respect to any outstanding Indebtedness, due solely to the result of fluctuations in the exchange rates of currencies.

         For purposes of determining any particular amount of Indebtedness under this Section 1007,

              (i) Indebtedness Incurred under the Credit Agreement on or prior to the Issue Date of Securities of such series shall be treated as Incurred pursuant to Clause (1) of the second paragraph of this Section,

              (ii) Guarantees, Liens or obligations with respect to letters of credit supporting Indebtedness otherwise included in the determination of such particular amount shall not be included, and

              (iii)  any  Liens  granted  pursuant  to  the  equal  and  ratable
                     provisions   of  Section  1014  shall  not  be  treated  as
                     Indebtedness.

         For purposes of determining compliance with this Section 1007, if an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described in either of the first two paragraphs of this Section 1007 (other than Indebtedness referred to in Clause (i) of the immediately preceding paragraph), the Company may, in its sole discretion, classify, and from time to time may reclassify such item of Indebtedness.


SECTION 1008. Limitation on Senior Subordinated Indebtedness

         With respect to any series of Securities, the Company will not, and will not permit any of its Subsidiary Guarantors to, Incur any Indebtedness that is subordinate in right of payment to any Senior Indebtedness of the Company or such Subsidiary Guarantor, as the case may be, unless such Indebtedness is pari passu with, or subordinated in right of payment to, the Securities of such series or its Subsidiary Guarantee thereof, as the case may be; provided that the foregoing limitation shall not apply to distinctions between categories of Indebtedness that exist by reason of any Liens or any Guarantees arising or created in respect of some but not all of its Indebtedness.


SECTION 1009. Limitation on Restricted Payments.

         With respect to any series of Securities, the Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly make any of the following "Restricted Payments":

              (1) declare or pay any dividend or make any distribution on or with respect to its Capital Stock other than:

                     (a) dividends or distributions payable solely in shares of its Capital Stock (other than Disqualified Stock) or in options, warrants or other rights to acquire shares of such Capital Stock,

                     (b) dividends or distributions payable to the Company or any of its Restricted Subsidiaries, and

                     (c) pro rata dividends or distributions payable by its Restricted Subsidiaries on their Capital Stock;

              (2) purchase, call for redemption or redeem, retire or otherwise acquire for value of any shares of:

                     (a) Capital Stock of the Company (or any options, warrants or other rights to acquire such shares of Capital Stock) held by any Person other than one of its Restricted Subsidiaries, or

                     (b) Capital Stock of any of its Restricted Subsidiaries (or any options, warrants or other rights to acquire such shares of Capital Stock) held by any Affiliates of the Company other than one of its Restricted Subsidiaries;

              (3) make any voluntary or optional principal payment, redemption, repurchase, defeasance or other acquisition or retirement for value of any Indebtedness of the Company that is subordinated in right of payment to the Securities of such series or any Indebtedness of any of its Subsidiary Guarantors that is subordinated in right of payment to its Subsidiary Guarantee thereof, or

              (4) make any Investment, other than a Permitted Investment, in any Person,

if, at the time of, and after giving effect to, the proposed Restricted Payment:

                     (A) a  Default  or Event of  Default  with  respect  to the
              Securities of such series shall have occurred and be continuing,

                     (B) the  Company  would not be able to Incur at least $1.00 of Indebtedness under the first paragraph of Section 1007 with respect to the Securities of such series, or

                     (C) the aggregate  amount of all  Restricted  Payments made after the Issue Date of the Securities of such series shall exceed the sum of:

                            (i) the Company's Consolidated EBITDA accrued during
                     the period (taken as one accounting period) beginning on the first day of the fiscal quarter in which such Issue Date falls (the "Start Date") and ending on the date of the most recent available quarterly or annual balance sheet of the Company as of the date of the Restricted Payment (or, if such Consolidated EBITDA for such period is a deficit, minus such deficit), minus (A) 200% of its Consolidated Interest Expense for any portion of such period ending prior to July 1, 2002 and (B) 225% of its Consolidated Interest Expense of the Company for any portion of such period commencing after June 30, 2002, plus

                            (ii) the  aggregate of (a) Net Cash Proceeds and (b)
                     non-cash  proceeds  (but  only  to  the  extent  that  such proceeds are converted into cash or Temporary Cash Investments within 120 days of receipt thereof) that the Company receives after the Start Date as a capital contribution or from the issuance and sale to a Person other than one of its Subsidiaries of:

                            (x) the Company's Capital Stock (other than Disqualified Stock),

                            (y) Indebtedness that is permitted to be Incurred by this Indenture upon the conversion or exchange of such Indebtedness into or for the Company's Capital Stock (other than Disqualified Stock), or

                            (z) any options, warrants or other rights to acquire the Company's Capital Stock (other than Disqualified Stock or any options, warrants or other rights that are redeemable at the option of the holder, or are required to be redeemed, prior to the final Stated Maturity of the Securities of such series), plus

                            (iii) an amount equal to the net reduction in Investments (other than Permitted Investments) in any Person resulting from:

                            (x) repurchases, redemptions, interest, dividends or other payments, repayments or advances or other transfers of assets of, on or in respect of such Investments by such Person or its Affiliates to the Company or one of its Restricted Subsidiaries or from the Net Available Cash from the sale of any such Investment, or

                            (y)     the   release  of  any   Guarantee   or  any
                                    redesignations of Unrestricted Subsidiaries as Restricted Subsidiaries;

                            provided that, in each case, the amount of any such reduction:

                            (x) shall not exceed the amount of Investments previously made by the Company or any of its Restricted Subsidiaries in such Person or Unrestricted Subsidiary,

                            (y) shall exclude any such payment or proceeds to the extent they are included in the calculation of Consolidated EBITDA or Consolidated Interest Expense, and

                            (z)     shall  be   valued   as   provided   in  the
                                    definition of "Investments" to the extent that applies.

         However, this Section 1009 will not be violated with respect to any series of Securities by any of the following Restricted Payments:

              (1) the payment of any dividend or distribution on or with respect to, or redemption of, any Capital Stock within 60 days after the date on which such dividend was declared or the notice of such redemption was given, as the case may be, if such payment or redemption would have been permitted on such date under the preceding provisions of this
                     Section 1009,

              (2) the redemption, repurchase, defeasance or other acquisition or retirement for value of Indebtedness that is subordinated in right of payment to the Securities of such series or any Subsidiary Guarantee thereof, including any premium, accrued interest and costs and expenses Incurred as part of the refinancing, in exchange for, or out of the proceeds of a substantially concurrent offering of, Indebtedness that complies with the proviso to Clause (3) of the second paragraph of Section 1007,

              (3) the repurchase, redemption or other acquisition or retirement for value of Capital Stock of the Company or any of its Restricted Subsidiaries (or options, warrants or other rights to acquire any such Capital Stock) out of the proceeds of a contribution to the Company's capital or by conversion into, in exchange for, or out of the proceeds of a substantially concurrent offering of, shares of Capital Stock of the Company (other than Disqualified Stock) or options, warrants or other rights to acquire such Capital Stock of the Company; provided that such options, warrants or other rights are not redeemable at the option of the holder, or required to be redeemed, prior to the Stated Maturity of the Securities of such series,

              (4) the making of any principal payment or the repurchase, redemption, retirement, defeasance or other acquisition or retirement for value of Indebtedness which is subordinated in right of payment to the Securities of such series or any Subsidiary Guarantee thereof out of the proceeds of a contribution to the Company's capital or by conversion into, in exchange for, or out of the proceeds of a substantially concurrent offering of, shares of the Company's Capital Stock (other than Disqualified Stock) or options, warrants or other rights to acquire such Capital Stock of the Company; provided that such options, warrants or other rights are not redeemable at the option of the holder, or required to be redeemed, prior to the Stated Maturity of the Securities of such series,

              (5) payments or distributions, to dissenting stockholders pursuant to applicable law, pursuant to or in connection with a consolidation, merger or transfer of assets involving or by the Company that complies with the applicable provisions of this Indenture,

              (6) Investments acquired as a contribution to the Company's capital, or in exchange for, or out of the proceeds of a substantially concurrent offering of, Capital Stock of the Company (other than Disqualified Stock) or options, warrants or other rights to acquire the Capital Stock; provided that such options, warrants or other rights are not redeemable at the option of the holder, or required to be redeemed, prior to the Stated Maturity of the Securities of such series,

              (7) the repurchase of Capital Stock deemed to occur upon the exercise of options or warrants if such Capital Stock represents all or a portion of the exercise price thereof,

              (8) the repurchase of Indebtedness that is subordinated in right of payment to the Securities of such series or the Subsidiary Guarantees thereof, including any premiums, accrued interest and related costs and expenses, from any Excess Proceeds remaining after the Company has completed an Offer to Purchase in respect of such Excess Proceeds and purchased all the Securities of such series tendered, provided that such a repurchase is required to be made under the terms governing such subordinated Indebtedness when it was initially Incurred,

              (9) the redemption, repurchase, defeasance or other acquisition or retirement for value of Disqualified Stock of the Company or any of its Restricted Subsidiaries, including any premiums, accrued dividends and related costs and expenses, by conversion into, in exchange for or out of the proceeds of a substantially concurrent offering of Disqualified Stock of the Company or any of its Restricted Subsidiaries which is permitted to be Incurred pursuant to
                     Section 1007,

              (10) the redemption, repurchase, defeasance or other acquisition or retirement for value of Indebtedness that is subordinated in right of payment to the Securities of such series or the Subsidiary Guarantees thereof, including any premiums, accrued interest and related costs and expenses, after a Change of Control occurs and after the Company has made and consummated an Offer to Purchase the Securities of such series as required by Section 1016; provided that

                     (x) such a redemption is required to be made under the terms of such subordinated Indebtedness;

                     (y) such Restricted Payment occurs within 60 days after the consummation of such Offer to Purchase; and

                     (z) the Company would be able to Incur an additional $1.00 of Indebtedness pursuant to Section 1007 after giving pro forma effect to such Restricted Payment; and

              (11) Restricted Payments in an aggregate amount not to exceed $20 million;

provided that the Restricted Payments described under Clauses (8), (10) and (11) may not be made if a Default or an Event of Default with respect to the Securities of such series has occurred and is continuing or would occur as a result of the actions or payments set forth in those Clauses.

         For purposes of determining whether the conditions of Clause (c) of the first paragraph of this Section 1009 have been satisfied with respect to any subsequent Restricted Payment, the calculation shall exclude:

         (x) all Restricted Payments in the preceding paragraph other than those made under Clauses (1) (to the extent that the declaration of a dividend or distribution or call for redemption referred to therein reduces the amount available for Restricted Payments under such Clause (C)), (5), (8), (10) or (11) and

         (y) the Net Cash Proceeds from any offering of any Capital Stock referred to in Clauses (3), (4) or (6) of the preceding paragraph to the extent they are used for the purposes described in such Clauses.

         For purposes of determining compliance with this Section 1009:

         (x) the amount of any non-cash Restricted Payment shall be determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution, and

         (y) if a Restricted Payment meets the criteria of more than one of the types of Restricted Payments described above, including the first paragraph of this Section 1009, the Company may order and classify, and from time to time may reclassify, such Restricted Payment if it would have been permitted at the time such Restricted Payment was made.


SECTION 1010. Limitation on Dividend and Other Payment Restrictions Affecting
              Restricted Subsidiaries.

         With respect to any series of Securities, the Company will not, and will not permit any of its Restricted Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any of its Restricted Subsidiaries to:

         (1) pay dividends or make any other distributions permitted by applicable law on any of its Capital Stock owned by the Company or any of its other Restricted Subsidiaries,

         (2) pay any Indebtedness it owes to the Company or any of its other Restricted Subsidiaries,

         (3) make loans or advances to the Company or any of its other Restricted Subsidiaries, or

         (4) transfer any of its property or assets to the Company or any of its other Restricted Subsidiaries.

         However, the foregoing provisions shall not restrict any encumbrances or restrictions:

(A) existing on the Issue Date of the Securities of such series and contained in the Credit Agreement, this Indenture or any other agreements in effect on such Issue Date;

(B) with respect to any Person or the property or assets of any Person acquired by the Company or any of its Restricted Subsidiaries that:

         (x)  existed   at  the  time  of,  and  that  were  not   Incurred   in
              contemplation of, such acquisition, and

         (y) do not apply to any Person or the property or assets of any Person other than the Person or the property or assets so acquired (including its Subsidiaries and their property and assets);

(C) under any extensions, refinancings, renewals or replacements of any of the agreements or arrangement referred to in the preceding Clause (A) or (B); provided that the encumbrances and restrictions that would otherwise be prohibited by this Section 1010 in any such extensions, refinancings, renewals or replacements taken as a whole are no less favorable in any material respect to the Holders of Securities of such series than those encumbrances or restrictions that would otherwise be prohibited by this Section 1010 that are then in effect and that are being extended, refinanced, renewed or replaced, in each case as determined in good faith by the Company's Board of Directors;

(D)      existing under or by reason of applicable law;

(E) that restrict in a customary manner the subletting, assignment or transfer of any property or asset that is a lease, license, conveyance or contract or similar property asset;

(F) existing by virtue of any transfer of, agreement to transfer, option or right with respect to, or Lien on, any property or assets of the Company or any of its Restricted Subsidiaries that is not otherwise prohibited by this Indenture;

(G)      arising or agreed to in the ordinary course of business that do not:

         (x)  relate to any Indebtedness, and

         (y) individually or in the aggregate, detract from the value of such property or assets in any manner material to the Company and the Restricted Subsidiaries, taken as a whole;

(H) with respect to a Restricted Subsidiary that are imposed pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock of, or property and assets of, such Restricted Subsidiary;

(I) arising or existing by reason of customary provisions in joint venture agreements and other similar agreements; provided that the Company's Board of Directors determines in good faith that each such provision will not materially adversely affect the Company's ability to make the required payments on the Securities of such series; or

(J)      customary   restrictions   relating  to   dividends   and   liquidation
         preferences   contained  in  any  Preferred   Stock  of  the  Company's
         Restricted Subsidiaries.

Nothing contained in this Section 1010 shall prevent the Company or any of its Restricted Subsidiaries from:

         (x) creating, Incurring, assuming or suffering to exist any Liens otherwise permitted in Section 1014, or

         (y) restricting the sale or other disposition of the property or assets of the Company or any of its Restricted Subsidiaries that secure any of its or their Indebtedness.

SECTION 1011. Limitation on the Issuance and Sale of Capital Stock of Restricted
              Subsidiaries.

         With respect to any series of Securities, the Company will not sell, and will not permit any of its Restricted Subsidiaries to issue or sell, directly or indirectly, any shares of Capital Stock of any of its Restricted Subsidiaries (or any options, warrants or other rights to purchase shares of such Capital Stock) to any Person other than the Company or one of its Wholly Owned Restricted Subsidiaries unless after giving effect to such issuance or sale, or exercise of such options, warrants or other rights, either:

         (1)  such Restricted Subsidiary continues to be a Subsidiary, or

         (2) such Restricted Subsidiary ceases to be a Subsidiary and the Company and its other Restricted Subsidiaries retain:

                  (x)      none  of  the  Capital   Stock  of  such   Restricted
                           Subsidiary, or

                  (y) an Investment in such Restricted Subsidiary that would have been permitted with respect to the Securities of such series under Section 1009 if made on the date of such issuance or sale.

The foregoing shall not apply to issuances of director's qualifying shares or sales to foreign nationals of shares of Capital Stock of foreign Restricted Subsidiaries, to the extent required by applicable law.


SECTION 1012. Future Subsidiary Guarantors.

         With respect to any series of Securities, if the Company or any of its Restricted Subsidiaries acquires or creates after the Issue Date of Securities of such series a Restricted Subsidiary that is not a Foreign Subsidiary, then the Company will cause such Restricted Subsidiary to execute and deliver an indenture supplemental to this Indenture, in form and substance satisfactory to the Trustee, providing for a Subsidiary Guarantee of payment of the Securities of such series by such Restricted Subsidiary. The Subsidiary Guarantee may be subordinated to the Senior Indebtedness of the Subsidiary Guarantor to the same extent as the Securities of such series are subordinated to its Senior Indebtedness.


SECTION 1013. Limitation on Transactions with Affiliates.

         The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into any transaction or series of related transactions (including, without limitation, the purchase, sale, lease or exchange of property or assets, or the rendering of any service) with any Affiliates of the Company or any of its Restricted Subsidiaries (each, an "Affiliate Transaction") or extend, renew, waive or otherwise modify the terms of any Affiliate Transaction entered into prior to the Issuance date of Securities of such series if such extension, renewal, waiver or other modification is more disadvantageous in any material respect to the Holders of the Securities of such series that the original Affiliate Transaction, in each such case, unless:

         (1) the terms of such Affiliate Transaction are no less favorable to the Company or its Restricted Subsidiary, as the case may be, than those that could be obtained at the time of such transaction or, if such Affiliate Transaction is pursuant to a written agreement, at the time of the execution of such agreement, in a comparable arm's-length transaction with a Person that is not such an Affiliate,

         (2) if the Affiliate Transaction involves an aggregate amount in excess of $1.0 million, the terms of the transaction have been approved in advance by a majority of the disinterested members of the Company's Board of Directors, and

         (3) if the Affiliate Transaction involves an aggregate amount in excess of $5.0 million, the Company has received a written opinion of a nationally recognized investment banking, accounting, valuation or appraisal firm stating the transaction is fair to the Company or such Restricted Subsidiary from a financial point of view.

The foregoing shall not apply to:

         (A) any transaction solely between the Company and any of its Wholly Owned Restricted Subsidiaries or solely among its Wholly Owned Restricted Subsidiaries;

         (B) any issuance of securities to, or other payments, awards or grants of in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, employee benefits, stock options and stock ownership plans approved by the Company's Board of Directors or the compensation committee thereof;

         (C) the payment of reasonable and customary fees to directors who are not employees of the Company or any of its Restricted Subsidiaries and indemnification arrangements entered into consistent with industry practices;

         (D) any payments or other transactions pursuant to any tax-sharing agreement between the Company and any other person with which the Company files a consolidated tax return or with which the Company is part of a consolidated group for tax purposes;

         (E) any sale of shares of Capital Stock (other than Disqualified Stock or Preferred Stock of a Restricted Subsidiary of the Company) or options, warrants or other rights to acquire such Capital Stock;

         (F)  any transaction covered and permitted by Article Eight;

         (G)  any Restricted Payments not prohibited by Section 1009; or

         (H) loans or advances to the Company's employees or employees of any of its Restricted Subsidiaries in the ordinary course of business.


SECTION 1014. Limitation on Liens.

         With respect to any series of Securities, the Company will not, and will not permit any of its Subsidiary Guarantors to, Incur any Indebtedness secured by a Lien on the property or assets of the Company or the Subsidiary Guarantors, as the case may be, other than Senior Indebtedness unless contemporaneously therewith effective provision is made to secure the Securities of such series or the Subsidiary Guarantees thereof, as the case may be, equally and ratably with (or, if such Indebtedness is subordinated in right of payment to the Securities of such series or the Subsidiary Guarantees thereof, as the case may be, prior to) such Indebtedness for so long as such secured Indebtedness is secured by a Lien.

         The foregoing limitation does not apply to:

         (A) Liens existing on the Issue Date of the Securities of such series, including Liens securing obligations under the Credit Agreement;

         (B)  Liens securing Senior Indebtedness;

         (C) Liens (including extensions and renewals thereof) created solely to secure Purchase Money Secured Indebtedness;

         (D) Liens securing an Interest Rate Agreement so long as related Indebtedness is, and is permitted to be under this Indenture, secured by a Lien on the same property securing the Interest Rate Agreement;

         (E) Liens on cash set aside at the time of the Incurrence of any Indebtedness, or government securities purchased with such cash, in either case to the extent that such cash or government securities pre-fund the payment of interest on such Indebtedness and are held in a collateral or escrow account or similar arrangement to be applied for such purpose;

         (F) Liens on property or assets or shares of stock of a Person at the time such Person becomes a Subsidiary of the Company; provided, however, that such Liens are not created, Incurred or assumed in connection with, or in contemplation of, such other Person becoming a Subsidiary; provided further, however, that any such Lien may not extend to any other property or assets owned by the Company or any of its Restricted Subsidiaries;

         (G) Liens on property or assets at the time the Company or any of its Subsidiaries acquired the property or assets, including any acquisition by means of a merger or consolidation with or into the Company or any of its Restricted Subsidiaries; provided, however, that such Liens are not created, Incurred or assumed in connection with, or in contemplation of, such acquisition; and provided, further, that any such Lien may not extend to any other property or assets owned by the Company or any of its Restricted Subsidiaries;

         (H) Liens securing Indebtedness or other obligations of a Subsidiary of the Company owing to the Company or one of its Subsidiary Guarantors;

         (I) Liens securing refinancing Indebtedness Incurred to refinance Indebtedness that was previously so secured; provided that any such Lien is limited to all or part of the same property or assets (plus improvements, accessions, proceeds or dividends or distributions in respect thereof) that secured (or, under the written arrangements under which the original Lien arose, could secure) the obligations to which such Liens relate;

         (J) Liens securing Capitalized Lease Obligations permitted to be Incurred under Section 1007; provided that such Liens only secure the leased property;

         (K) Liens securing letters of credit entered into in the ordinary course of business;

         (L) Liens on, and pledges of, the Capital Stock of Unrestricted Subsidiaries; or

         (M) Liens relating solely to assets to be sold in any Asset Sale Permitted under Section 1015 and arising under the sale agreements governing such Asset Sale, provided that if such Asset Sale is not consummated such Lien shall be terminated.


SECTION 1015. Limitation on Asset Sales.

         The Company will not, and will not permit any of its Restricted Subsidiaries to, consummate any Asset Sale, unless:

         (1) The Company or such Restricted Subsidiary, as the case may be, receives consideration at least equal to the Fair Market Value of the assets sold or disposed of, as determined in good faith by its Board of Directors (including as to the value of any non-cash consideration), and

         (2)  at least 85% of the consideration received consists of:

              (A)    cash or Temporary Cash Investments;

              (B) the assumption of Senior Indebtedness of the Company or any Subsidiary Guarantor or Indebtedness of any of its other Restricted Subsidiaries (in each case, other than Indebtedness owed to the Company) if and to the extent that the Company or such Restricted Subsidiary receives an irrevocable and unconditional release from all liability under such Indebtedness;

              (C) securities that the Company or any of its Restricted Subsidiaries receives from the transferee and convert into cash within 120 days after receipt;

              (D) Designated Noncash Consideration but only to the extent that at the time it is received the Fair Market Value of such Designated Noncash Consideration together with the Fair Market Value of all other Designated Noncash Consideration received in respect of all previous Asset Sales that is then outstanding (determined as provided in the definition of Designated Noncash Consideration), in each case as determined by the Board of Directors of the Company in good faith, does not exceed $25.0 million (with the Fair Market Value of each item of Designated Noncash Consideration being measured at the time it is received and without giving effect to subsequent changes in value); or

              (E)    Replacement Assets.

         With respect to any series of Securities, if the Company and its Restricted Subsidiaries receive Net Available Cash from one or more Asset Sales occurring on or after the Issue Date of the Securities of such series in any period of 12 consecutive months which exceeds $5 million, within twelve months after the Company receives such excess Net Available Cash it will, and will cause such Restricted Subsidiaries to, apply such excess Net Available Cash to one or more of the following:

         (A) prepay, repay, purchase, defease or otherwise acquire or retire for value Senior Indebtedness of the Company or the Subsidiary Guarantors or Indebtedness of any of its other Restricted
              Subsidiaries, in each case owing to a Person other than the Company or one of its Affiliates; provided that, except in the case of a revolving credit facility, the Indebtedness so prepaid, repaid or purchased shall be permanently reduced;

         (B) purchase, or enter into a definitive agreement to purchase within 12 months after the date of such agreement, Replacement Assets; or

         (C) make an Offer to Purchase the Securities of such series as provided below.

Pending the final application of any Net Available Cash, the Company and its Restricted Subsidiaries may temporarily reduce Indebtedness or otherwise invest that Net Available Cash in Temporary Cash Investments.

         Any Net Available Cash that is not applied as described in Clause (A) or (B) of the preceding paragraph by the end of the time period specified in such paragraph will constitute "Excess Proceeds" with respect to the Securities of such series. If, as of the first day of any calendar month, the aggregate amount of Excess Proceeds in respect of which the Company has not made a previous Offer to Purchase with respect to the Securities of such series pursuant to this Section 1015 totals at least $10.0 million, the Company must commence, not later than the tenth Business Day of such month, and consummate an Offer to Purchase from the Holders of Securities of such series (and if required by the terms of any Indebtedness that ranks equally in right of payment with the Securities of such series, from the holders of such pari passu Indebtedness) on a pro rata basis an aggregate principal amount (or, if applicable, accreted value) of Securities of such series (and, if applicable, such pari passu Indebtedness) equal to the Excess Proceeds with respect to the Securities of such series on such date, at a purchase price equal to 100% of their principal amount (or, if applicable, accreted value), plus, in each case, accrued and unpaid interest (if any) to the purchase date (subject to the right of Holders of record on the relevant record date to receive interest due on or prior to the purchase date). If the aggregate purchase price of the Securities of such series (and, if applicable, such pari passu Indebtedness) is less than the amount of such Excess Proceeds, the Company and its Restricted Subsidiaries may retain the remaining Excess Proceeds and use them for any corporate purpose not otherwise prohibited by this Indenture. Upon completion of any such Offer to Purchase, the amount of Excess Proceeds with respect to the Securities of such series shall be reset at zero.

         The Company will comply with the requirement of Rule 14e-1 under the Securities Exchange Act of 1934 and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of Securities of any series pursuant to any Offer to Purchase therefor (including after a Change of Control, as described below). To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Indenture relating to any Offer to Purchase (including one required after a Change of Control), the Company will comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations described in this Indenture by virtue thereof.


SECTION 1016. Repurchase of Securities of  Upon a Change of Control.

         With respect to any series of Securities, unless the Company exercises its right to redeem the Securities of such series pursuant to the terms of such Securities, if a Change of Control occurs the Company must commence, within 30 days of such Change of Control, and consummate an Offer to Purchase for all Securities of such series then outstanding, at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest (if any) to the purchase date (subject to the right of holders of record on the relevant record date to receive interest due on or prior to the purchase date).

         The Company will not be required to make an Offer to Purchase upon the occurrence of a Change of Control, if a third party makes an offer to purchase the Securities of such series in the manner, at the times and price and otherwise in compliance with the requirements of this Indenture applicable to an Offer to Purchase for a Change of Control and purchases all Securities of such series validly tendered and not withdrawn in such Offer to Purchase.


SECTION 1017. Reports and Reports to Holders.

         Even if the Company is not then subject to the reporting requirements under Section 13(a) or 15(d) of the Exchange Act, to the extent not prohibited by that Act, it will file with the Commission (or, if it is not permitted to make such filings, deliver to the Trustee) all reports and other information that the Company would be required to so file if it were subject to those sections. Within 15 days after the Company is or would be required to file any such report or other information with the Commission, the Company will supply, without charge, a copy of such report or other information to the Trustee and to each Holder of Securities of such series (or to the Trustee for forwarding to each Holder).

SECTION 1018.  Calculation of Original Issue Discount.

         The Company shall provide to the Trustee on a timely basis such information as the Trustee requires to enable the Trustee to prepare and file any form required to be submitted by the Company with the Internal Revenue Service and the Holders of the Securities relating to original issue discount, including, without limitation, Form 1099-01D or any successor form.


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES


SECTION 1101. Applicability of Article.

         Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for such Securities) in accordance with this Article.


SECTION 1102. Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities shall be established in or pursuant to a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities. In case of any redemption at the election of the Company of less than all the Securities of any series (including any such redemption affecting only a single Security), the Company shall, at least 60 days prior to the Redemption Date fixed by the Company
(unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.


SECTION 1103. Selection by Trustee of Securities to Be Redeemed.

         If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

         If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

         The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

         The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.


SECTION 1104. Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 days nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall identify the Securities to be redeemed (including CUSIP numbers, if any) and shall state:

              (1) the Redemption Date,

              (2) the Redemption Price,

              (3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

              (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

              (5) the place or places where each such Security is to be surrendered for payment of the Redemption Price,

              (6) for any Securities that by their terms may be converted, the terms of conversion, the date on which the right to convert the Security to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion, and

              (7) that the redemption is for a sinking fund, if such is the case.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request delivered at least 15 days prior to the date on which such notice is to be given (unless a shorter period shall be acceptable to the Trustee), by the Trustee in the name and at the expense of the Company and shall be irrevocable.


SECTION 1105. Deposit of Redemption Price.

         Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date, other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

         If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 307 or in the terms of such Security) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.


SECTION 1106. Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, instalments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.


SECTION 1107. Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Subsidiary Guarantors shall execute their Subsidiary Guarantees to be endorsed thereon, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                 ARTICLE TWELVE

                                  SINKING FUNDS


SECTION 1201. Applicability of Article.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 301 for such Securities.

         The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an "optional sinking fund payment". If provided for by the terms of any Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of such Securities.


SECTION 1202. Satisfaction of Sinking Fund Payments with Securities.

         The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been converted in accordance with their terms or which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed (or at such other prices as may be specified for such Securities as contemplated in Section 301), for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.


SECTION 1203. Redemption of Securities for Sinking Fund.

         Not less than 90 days (or such shorter period as shall be satisfactory to the Trustee) prior to each sinking fund payment date for any Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 60 days prior to each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.


                                ARTICLE THIRTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE


SECTION 1301. Company's Option to Effect Defeasance or Covenant
              Defeasance.

         The Company may elect, at its option at any time, to have Section 1302 or Section 1303 applied to any Securities or any series of Securities, as the case may be, designated pursuant to Section 301 as being defeasible pursuant to such Section 1302 or 1303, in accordance with any applicable requirements provided pursuant to Section 301 and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities.

SECTION 1302. Defeasance and Discharge.

         Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, the Company shall be deemed to have been discharged from its obligations, and the provisions of Article Fourteen and Article Sixteen shall cease to be effective, with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1304(1) are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (2) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have
Section 1303 applied to such Securities.


SECTION 1303. Covenant Defeasance.

         Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, (1) the Company shall be released from its obligations under Section 801(3) and
Section 1004 and any covenants provided pursuant to Section 301(18), 901(2) or 901(7) for the benefit of the Holders of such Securities, (2) the occurrence of any event specified in Sections 501(4) (with respect to Section 801(3) and Section 1004 and any such covenants provided pursuant to Section 301(18), 901(2) or 901(7)) and 501(11) shall be deemed not to be or result in an Event of Default and (3) the provisions of Article Fourteen and Article Sixteen shall cease to be effective, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(4)) or Article Fourteen or Article Sixteen, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 1304. Conditions to Defeasance or Covenant Defeasance.

         The following shall be the conditions to the application of Section 1302 or Section 1303 to any Securities or any series of Securities, as the case may be:

              (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) such other obligations or arrangements as may be specified as contemplated by Section 301 with respect to such Securities, or (D) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and such Securities. As used herein, "U.S. Government Obligations" means securities that are: (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case are not callable or redeemable at the option of the issuer thereof at any time prior to the Stated Maturity of any series of Securities, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

              (2) In the event of an election to have Section 1302 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that
         (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

              (3) In the event of an election to have Section 1303 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

              (4) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

              (5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 501(8) and (9), at any time on or prior to the 123rd day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 123rd day).

              (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

              (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

              (8) The Company shall have delivered to the Trustee an opinion of counsel to the effect that such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act or such trust is registered under the Investment Company Act or exempt from registration thereunder.

              (9) No event or condition shall exist that, pursuant to the provisions of Article Fourteen, would prevent the Company from making payments of the principal of (and any premium) or interest on the Securities of such series on the date of such deposit or at any time on or prior to the 123rd day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until such 123rd day shall have ended).

              (10) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

              (11) The Company has delivered to the Trustee an Opinion of Counsel substantially to the effect that (x) the trust funds deposited pursuant to this Section will not be subject to any rights of holders of Senior Indebtedness, including those arising under Article Fourteen, and (y) after the 123rd day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, assuming such funds do not remain property of the Company after such deposit.


SECTION 1305. Deposited Money and U.S. Government Obligations to Be Held
              in Trust; Miscellaneous Provisions.

         Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 1306, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 1304 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law. Money and U.S. Government Obligations (including the proceeds thereof) so held in trust shall not be subject to the provisions of Article Fourteen, provided that the applicable conditions of Section 1304 have been satisfied.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

         Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1304 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.


SECTION 1306. Reinstatement.

         If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 1302 or 1303 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1305 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.


                                ARTICLE FOURTEEN

                           SUBORDINATION OF SECURITIES


SECTION 1401. Securities Subordinate to Senior Indebtedness.

         The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to the provisions of Article Four and Article Thirteen), the indebtedness represented by the Securities and the payment of the principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company.

         Notwithstanding the foregoing, if a deposit referred to in Section 1304(1) is made pursuant to Section 1302 or Section 1303 with respect to any Securities (and provided all other conditions set out in Section 1302 or 1303, as applicable, shall have been satisfied with respect to such Securities), then, when the 90th day after such deposit has ended, no money or U.S. Government Obligations so deposited, and no proceeds thereon, will be subject to any rights of holders of Senior Indebtedness of the Company, including any such rights arising under this Article Fourteen.


SECTION 1402. Payment Over of Proceeds Upon Dissolution, Etc.

         In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company, then and in any such event specified in Clauses (a), (b) or (c) above (each such event, if any, herein sometimes referred to as a "Proceeding") the holders of Senior Indebtedness of the Company shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness of the Company (including any interest accruing thereon after the commencement of any such Proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness of the Company, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities, on account of principal of (or premium, if any) or interest on the Securities or on account of any purchase or other acquisition of Securities by the Company or any of its Subsidiaries (all such payments, distributions, purchases and acquisitions are referred to herein individually and collectively as a "Securities Payment"), and to that end the holders of Senior Indebtedness of the Company shall be entitled to receive, for application to the payment thereof, any Securities Payment, including any Securities Payment which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, which may be payable or deliverable in respect of the Securities in any such Proceeding.

         In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any Securities Payment, including any Securities Payment which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, before all Senior Indebtedness of the Company is paid in full or payment thereof provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness of the Company, and if such fact shall, at or prior to the time of such Securities Payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such Securities Payment shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness of the Company remaining unpaid, to the extent necessary to pay all Senior Indebtedness of the Company in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness of the Company. Any taxes that have been withheld or deducted from any payment or distribution in respect of the Securities, or any taxes that ought to have been withheld or deducted from any such payment or distribution that have been remitted to the relevant taxing authority, shall not be considered to be an amount that the Trustee or the Holder of any Security receives for purposes of this Section.

         For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation or other entity provided for by a plan of reorganization or readjustment which are subordinated in right of payment to all Senior Indebtedness of the Company which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article; provided that (i) this does not cause the Securities to be treated in any such Proceeding as part of the same class of claims as the Senior Indebtedness of the Company or any class of claims pari passu with, or senior to, the Senior Indebtedness of the Company for any payment or distribution, (ii) if a new corporation results from such reorganization or readjustment, such corporation assumes the Senior Indebtedness of the Company and (iii) the rights of the holders of the Senior Indebtedness of the Company are not, without the consent of such holders, altered by such reorganization or readjustment.

         The consolidation of the Company with, or the merger of the Company into, or the conveyance, transfer or lease by the Company of its properties and assets substantially as an entirety to, another Person upon the terms and conditions set forth in Article Eight, or the liquidation or dissolution of the Company following any such conveyance or transfer, shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease of such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.

SECTION 1403. No Payment When Senior Indebtedness in Default.

         Subject to the last paragraph of this Section, in the event that any Senior Payment Default (as defined below) shall have occurred and be continuing, then no Securities Payment shall be made unless and until such Senior Payment Default shall have been cured or waived or shall have ceased to exist or all amounts then due and payable in respect of Senior Indebtedness of the Company shall have been paid in full, or provision shall have been made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness of the Company. "Senior Payment Default" means any default in the payment of principal of (or premium, if any) or interest on, or of any other payment obligation of the type referred to in the definition of Senior Indebtedness in respect of any Senior Indebtedness of the Company when due, whether at the stated maturity of any such payment or by declaration of acceleration, call for redemption or otherwise.

         In the event that any Senior Nonmonetary Default (as defined below) shall have occurred and be continuing, then, upon the receipt by the Company and the Trustee of written notice of such Senior Nonmonetary Default from the trustee or other representatives of holders of the Designated Senior Indebtedness or the holders of at least a majority in principal amount of such Designated Senor Indebtedness then outstanding, no Securities Payment shall be made during the period (the "Payment Blockage Period") commencing on the date of such receipt of such written notice and ending on the earlier of (i) the date on which such Designated Senior Indebtedness to which such default relates shall have been discharged or such default shall have been cured or waived or shall have ceased to exist, (ii) the 179th day after the date of such receipt of such written notice, or (iii) the date on which such blockage period shall have been terminated by written notice to the Company or the Trustee from such trustee, other representative or holders of Designated Senior Indebtedness initiating such blockage period. No more than one Payment Blockage Period may be commenced with respect to the Securities during any 360-day period and there shall be a period of at least 181 consecutive days in each 360-day period when no Payment Blockage Period is in effect. For all purposes of this paragraph, no Senior Nonmonetary Default that existed or was continuing on the date of commencement of any Payment Blockage Period shall be, or be made, the basis for the commencement of a subsequent Payment Blockage Period by the trustee or other representative of or majority holders of Senior Indebtedness of the Company unless such Senior Nonmonetary Default shall have been cured for a period of not less than 90 consecutive days. "Senior Nonmonetary Default" means the occurrence or existence and continuance of any event of default under the terms of any instrument pursuant to which any Designated Senior Indebtedness of the Company is outstanding, permitting one or more holders of such Senior Indebtedness of the Company (or a trustee or agent on behalf of the holders thereof) to declare such Designated Senior Indebtedness of the Company due and payable prior to the date on which it would otherwise become due and payable, other than a Senior Payment Default.

         In the event that, notwithstanding the foregoing, the Company shall make any Securities Payment to the Trustee or any Holder prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such Securities Payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such Securities Payment shall be paid over and delivered forthwith to the Company.

         The provisions of this Section shall not apply to any Securities Payment with respect to which Section 1402 would be applicable.


SECTION 1404. Payment Permitted if No Default.

         Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any Proceeding referred to in Section 1402 or under the conditions described in Section 1403, from making any Securities Payments, or
(b) the application by the Trustee of any money deposited with it hereunder to Securities Payments or the retention of Securities Payments by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such Securities Payment would have been prohibited by the provisions of this Article.


SECTION 1405. Subrogation to Rights of Holders of Senior Indebtedness of the
              Company.

         Subject to the payment in full of all Senior Indebtedness of the Company or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness of the Company, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness of the Company pursuant to the provisions of this Article (equally and ratably with the holders of indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Securities are subordinated to the Senior Indebtedness of the Company and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness of the Company to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness of the Company until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of the Company of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness of the Company by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness of the Company and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness of the Company.


SECTION 1406. Provisions Solely to Define Relative Rights.

         The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness of the Company on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness of the Company and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Indebtedness of the Company, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness of the Company; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness of the Company to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.


SECTION 1407. Trustee to Effectuate Subordination.

         Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.


SECTION 1408. No Waiver of Subordination Provisions.

         No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of the Company may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without Incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness of the Company, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness of the Company or otherwise amend or supplement in any manner Senior Indebtedness of the Company or any instrument evidencing the same or any agreement under which Senior Indebtedness of the Company is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness of the Company; (iii) release any Person liable in any manner for the collection of Senior Indebtedness of the Company; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.


SECTION 1409. Notice to Trustee.

         The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness of the Company or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of
Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

         Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of the Company (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness of the Company (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness of the Company to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness of the Company held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.


SECTION 1410. Reliance on Judicial Order or Certificate of Liquidating Agent.

         Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness of the Company and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.


SECTION 1411. Trustee Not Fiduciary for Holders of Senior Indebtedness of the
              Company.

         The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Company and shall not be liable to any such holders or creditors if it shall in good faith pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness of the Company shall be entitled by virtue of this Article or otherwise.


SECTION 1412. Rights of Trustee as Holder of Senior Indebtedness of the
              Company; Preservation of Trustee's Rights.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness of the Company which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness of the Company and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.


SECTION 1413. Article Applicable to Paying Agents.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1412 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.


SECTION 1414. Defeasance of this Article Fourteen.

         The subordination of the Securities provided by this Article Fourteen is expressly made subject to the provisions for defeasance or covenant defeasance in Article Thirteen hereof and, anything herein to the contrary notwithstanding, upon the effectiveness of any such defeasance or covenant defeasance, the Securities then outstanding shall thereupon cease to be subordinated pursuant to this Article Fourteen.


                                 ARTICLE FIFTEEN

                              SUBSIDIARY GUARANTEE


SECTION 1501. Subsidiary Guarantee.

         Each of the Subsidiary Guarantors hereby jointly and severally unconditionally Guarantees to each Holder of a Security of a series as to which it is a Subsidiary Guarantor authenticated and delivered by the Trustee, and to the Trustee on behalf of such Holder, the due and punctual payment of the principal of (and premium, if any) and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by acceleration, call for redemption, purchase or otherwise, in accordance with the terms of such Security and of this Indenture. In case of the failure of the Company punctually to make any such payment, all of the Subsidiary Guarantors hereby jointly and severally agree to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, purchase or otherwise, and as if such payment were made by the Company.

         Each Subsidiary Guarantor and by its acceptance hereof each Holder hereby confirms that it is the intention of all such parties that the Guarantee by such Subsidiary Guarantor pursuant to its Subsidiary Guarantee not constitute a fraudulent transfer or conveyance for purposes of the United States Bankruptcy Code, the Uniform Fruadulent Conveyance Act, the Uniform Fruadulent Transfer Act or any similar Federal or state law. To effectuate the foregoing intention, the Holders and such Subsidiary Guarantor hereby irrevocably agree that the obligations of such Subsidiary Guarantor under its Subsidiary Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Subsidiary Guarantee or pursuant to the following paragraph, result in the obligations of such Subsidiary Guarantor under its Subsidiary Guarantee not constituting such fraudulent transfer or conveyance.

         Each of the Subsidiary Guarantors hereby jointly and severally agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of such Security or this Indenture, the absence of any action to enforce the same, any exchange, release or non-perfection of any Lien on any collateral for, or any release or amendment or waiver of any term of any other Guarantee of, or any consent to departure from any requirement of any other Guarantee of all or any of the Securities, the election by the Trustee or any of the Holders in any proceeding under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") of the application of Section 1111(b)(2) of the Bankruptcy Code, any borrowing or grant of a security interest by the Company, as debtor-in-possession, under Section 364 of the Bankruptcy Code, the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Trustee or any of the Holders for payment of any of the Securities, any waiver or consent by the Holder of such Security or by the Trustee with respect to any provisions thereof or of this Indenture, the obtaining of any judgment against the Company or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each of the Subsidiary Guarantors hereby waives the benefits of diligence, presentment, demand for payment, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other Lien on any property subject thereto or exhaust any right or take any action against the Company or any other Person or any collateral, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Subsidiary Guarantee will not be discharged in respect of such Security except by complete performance of the obligations contained in such Security and in this Subsidiary Guarantee. Each of the Subsidiary Guarantors hereby agrees that, in the event of a default in payment of principal (or premium, if any) or interest on such Security, whether at their Stated Maturity, by acceleration, call for redemption, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in this Indenture, directly against each of the Subsidiary Guarantors to enforce this Subsidiary Guarantee without first proceeding against the Company. Each Subsidiary Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default with respect to the Securities of the series as to which it is a Subsidiary Guarantor, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities of such series, to collect interest on the Securities of such series, or to enforce or exercise any other right or remedy with respect to the Securities of such series, or the Trustee or the Holders are prevented from taking any action to realize on any collateral, such Subsidiary Guarantor agrees to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

         The indebtedness evidenced by each Subsidiary Guarantee of a Subsidiary Guarantor is, to the extent provided in this Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of such Subsidiary Guarantor, and the Subsidiary Guarantees are issued subject to the provisions of this Indenture with respect thereto. Each Holder of such Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

         Each Subsidiary Guarantor shall be subrogated to all rights of the Holders of the Securities upon which its Subsidiary Guarantee is endorsed against the Company in respect of any amounts paid by such Subsidiary Guarantor on account of such Security pursuant to the provisions of its Subsidiary Guarantee or this Indenture; provided, however, that no Subsidiary Guarantor shall be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest on all Securities issued hereunder as to which such Subsidiary Guarantor is a Subsidiary Guarantor shall have been paid in full.

         Each Subsidiary Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         The Subsidiary Guarantors shall have the right to seek contribution from any non-paying Subsidiary Guarantor so long as the exercise of such right does not impair the rights of the Holders under this Subsidiary Guarantee.

SECTION 1502. Execution and Delivery of Subsidiary Guarantees.

         The Subsidiary Guarantees to be endorsed on the Securities of any series shall include the terms of the Subsidiary Guarantee set forth in Section 1501 and any other terms that may be set forth in the form established pursuant to Section 205. Each of the Subsidiary Guarantors hereby agrees to execute its Subsidiary Guarantee, in a form established pursuant to Section 205, to be endorsed on each Security as to which it is a Subsidiary Guarantor authenticated and delivered by the Trustee.

         The Subsidiary Guarantee shall be executed on behalf of each respective Subsidiary Guarantor by any one of such Subsidiary Guarantor's Chairman of the Board, Vice Chairman of the Board, President, Vice Presidents or other person duly authorized by the Board of Directors of such Subsidiary Guarantor, attested by its Secretary or Assistant Secretary. The signature of any or all of these persons on the Subsidiary Guarantee may be manual or facsimile.

         A Subsidiary Guarantee bearing the manual or facsimile signature of individuals who were at any time the proper officers of a Subsidiary Guarantor shall bind such Subsidiary Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Security on which such Subsidiary Guarantee is endorsed or did not hold such offices at the date of such Subsidiary Guarantee.

         The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guarantee endorsed thereon on behalf of the Subsidiary Guarantors. Each of the Subsidiary Guarantors hereby jointly and severally agrees that its Subsidiary Guarantee set forth in Section 1501 shall remain in full force and effect notwithstanding any failure to endorse a Subsidiary Guarantee on any Security.


SECTION 1503. Subsidiary Guarantors May Consolidate, Etc., on Certain Terms.

         Except as set forth in Section 1504 and in Article Eight and the terms of the Securities, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Subsidiary Guarantor with or into the Company or a Subsidiary Guarantor or shall prevent any conveyance, transfer or lease of the property and assets of a Subsidiary Guarantor substantially as an entirety to the Company or a Subsidiary Guarantor.


SECTION 1504. Release of Subsidiary Guarantors.

         (a) Concurrently with any sale, exchange or transfer to any Person other than to the Company or one of its Restricted Subsidiaries of all or substantially all of the assets of a Subsidiary Guarantor or of Capital Stock of such Subsidiary Guarantor after which it is no longer a Subsidiary of the Company or the designation of such Subsidiary Guarantor as an Unrestricted Subsidiary, in each case as permitted by this Indenture, and upon delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that such sale, exchange or transfer was made in accordance with the requirements of this Indenture, the Trustee shall execute any documents reasonably required in order to acknowledge the release of such Subsidiary Guarantor from its obligations under its Subsidiary Guarantee endorsed on the Securities and under this Article Fifteen. Any Subsidiary Guarantor not released from its obligations under its Subsidiary Guarantee endorsed on the Securities and under this Article Fifteen shall remain liable for the full amount of principal of (premium, if any) and interest on the Securities of a series as to which it is a Subsidiary Guarantor and for the other obligations of a Subsidiary Guarantor under its Subsidiary Guarantee endorsed on such Securities and under this Article Fifteen.

         (b) Concurrently with the defeasance of the Securities under Section 1302 hereof or the covenant defeasance of the Securities under Section 1303 hereof, the Subsidiary Guarantors shall be released from all of their obligations under their Subsidiary Guarantees endorsed on the Securities and under this Article Fifteen, without any action on the part of the Trustee or any Holder of Securities.

         (c) Upon the sale or disposition (by merger or otherwise) of any Subsidiary Guarantor by the Company or any Restricted Subsidiary of the Company constituting an asset sale permitted under the terms of the Securities of any series to a Person other than the Company or a Subsidiary Guarantor of the Company and which is otherwise in compliance with the terms of this Indenture and the terms of the Securities of such series, such Subsidiary Guarantor shall automatically be released from all obligations under its Subsidiary Guarantees endorsed on the Securities of such series and under this Article Fifteen, provided that all obligations of such Subsidiary Guarantor with respect to any Indebtedness of the Company or any Subsidiary of the Company shall also terminate upon such transaction.


SECTION 1505. Additional Subsidiary Guarantors.

         (a) The Company may cause any of its Subsidiaries to become a Subsidiary Guarantor with respect to the Securities by executing and delivering to the Trustee (a) a supplemental indenture, in form and substance satisfactory to the Trustee, which subjects such Person to the provisions (including the representations and warranties) of this Indenture as a Subsidiary Guarantor and
(b) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such Person and constitutes the legal, valid, binding and enforceable obligation of such Person (subject to such customary exceptions concerning creditors' rights and equitable principles as may be acceptable to the Trustee in its discretion).

         (b) The Company will cause any Subsidiary of the Company that is required under the terms of the Securities of any series to become a Subsidiary Guarantor to execute a supplemental indenture pursuant to which it shall become a Subsidiary Guarantor.


                                 ARTICLE SIXTEEN

                     SUBORDINATION OF SUBSIDIARY GUARANTEES

SECTION 1601. Subsidiary Guarantees Subordinate to Senior Indebtedness of
              Subsidiary Guarantors.

         Each Subsidiary Guarantor covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to the provisions of Article Four and Article Thirteen), the payment of the principal of (and premium, if any) and interest on the Subsidiary Guarantee of each Subsidiary Guarantor in respect of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of such Subsidiary Guarantor.


SECTION 1602. Payment Over of Proceeds Upon Dissolution, Etc.

         In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to a Subsidiary Guarantor or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of a Subsidiary Guarantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of a Subsidiary Guarantor, then and in any such event specified in (a), (b) or (c) above (each such event, if any, herein sometimes referred to as a "Subsidiary Guarantor Proceeding") the holders of Senior Indebtedness of such Subsidiary Guarantor shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness of such Subsidiary Guarantor, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness of such Subsidiary Guarantor before the Holders of the Securities of any series as to which such Subsidiary Guarantor has given a Subsidiary Guarantee are entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities, on account of such
Subsidiary Guarantee of such Subsidiary Guarantor (all such payments and distributions herein referred to, individually and collectively, as a "Subsidiary Guarantor Payment"), and to that end the holders of Senior Indebtedness of such Subsidiary Guarantor shall be entitled to receive, for application to the payment thereof, any Subsidiary Guarantor Payment, including any Subsidiary Guarantor Payment which may be payable or deliverable by reason of the payment of any other indebtedness of such Subsidiary Guarantor being subordinated to the payments under the Subsidiary Guarantees, which may be payable or deliverable in respect of such Subsidiary Guarantee in any such Subsidiary Guarantor Proceeding.

         In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any Subsidiary Guarantor Payment before all Senior Indebtedness of such Subsidiary Guarantor is paid in full or payment thereof provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness of such Subsidiary Guarantor, and if such fact shall, at or prior to the time of such Subsidiary Guarantor Payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such Subsidiary Guarantor Payment shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of such Subsidiary Guarantor for application to the payment of all Senior Indebtedness of such Subsidiary Guarantor remaining unpaid, to the extent necessary to pay all Senior Indebtedness of such Subsidiary Guarantor in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness of such Subsidiary Guarantor.

         For purposes of this Article only, the words "cash", "property" or "securities" shall not be deemed to include shares of stock of the Subsidiary Guarantor as reorganized or readjusted, or securities of the Subsidiary Guarantor or any other corporation or other entity provided for by a plan of reorganization or readjustment which are subordinated in right of payment to all Senior Indebtedness of the Subsidiary Guarantor which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Subsidiary Guarantees are so subordinated as provided in this Article; provided that (i) this does not cause the Subsidiary Guarantees to be treated in any such Subsidiary Guarantor Proceeding as part of the same class of claims as the Senior Indebtedness of the of the Subsidiary Guarantor or any class of claims pari passu with, or senior to, the Senior Indebtedness of the Subsidiary Guarantor for any payment or distribution, (ii) if a new corporation results from such reorganization or readjustment, such corporation assumes the Senior Indebtedness of the Subsidiary Guarantor and (iii) the rights of the holders of the Senior Indebtedness of the Subsidiary Guarantor are not, without the consent of such holders, altered by such reorganization or readjustment.

         The consolidation of a Subsidiary Guarantor with, or the merger of a Subsidiary Guarantor into, another Person or the liquidation or dissolution of a Subsidiary Guarantor following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a Subsidiary Guarantor Proceeding for the purposes of this Section if the Person formed by such consolidation or into which such Subsidiary Guarantor is merged or the Person which acquires by conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in Article Eight.


SECTION 1603. No Payment When Senior Indebtedness of a Subsidiary
              Guarantor in Default.

         In the event that any Subsidiary Guarantor Senior Payment Default (as defined below) with respect to a Subsidiary Guarantor shall have occurred and be continuing, then no Subsidiary Guarantor Payment by such Subsidiary Guarantor shall be made unless and until such Subsidiary Guarantor Senior Payment Default shall have been cured or waived or shall have ceased to exist or all amounts then due and payable in respect of Senior Indebtedness of such Subsidiary Guarantor shall have been paid in full, or provision shall have been made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of

Senior Indebtedness of such Subsidiary Guarantor. "Subsidiary Guarantor Senior Payment Default" means any default in the payment of principal of (or premium, if any) or interest on, or of any other payment obligation of the type referred to in the definition of Senior Indebtedness in respect of any Senior Indebtedness of such Subsidiary Guarantor when due, whether at the stated maturity of any such payment or by declaration of acceleration, call for redemption or otherwise.

         In the event that any Subsidiary Guarantor Senior Nonmonetary Default (as defined below) with respect to a Subsidiary Guarantor shall have occurred and be continuing, then, upon the receipt by such Subsidiary Guarantor and the Trustee of written notice of such Subsidiary Guarantor Senior Nonmonetary Default from the trustee or other representatives of holders of the Designated Senior Indebtedness or the holders of at least a majority in principal amount of such Designated Senior Indebtedness then outstanding, no Subsidiary Guarantor Payment by such Subsidiary Guarantor shall be made during the period (the "Subsidiary Guarantee Payment Blockage Period") commencing on the date of such receipt of such written notice and ending on the earlier of (i) the date on which such Designated Senior Indebtedness to which such default relates shall have been discharged or such default shall have been cured or waived or shall have ceased to exist, (ii) the 179th day after the date of such receipt of such written notice, or (iii) the date on which such blockage period shall have been terminated by written notice to such Subsidiary Guarantor or the Trustee from such trustee, other representative or holders of Designated Senior Indebtedness initiating such blockage period. No more than one Subsidiary Guarantee Payment Blockage Period may be commenced with respect to a Subsidiary Guarantee during any 360-day period and there shall be a period of at least 181 consecutive days in each 360-day period when no Subsidiary Guarantee Payment Blockage Period with respect to such Subsidiary Guarantor is in effect. For all purposes of this paragraph, no Subsidiary Guarantor Senior Nonmonetary Default that existed or was continuing on the date of commencement of any Subsidiary Guarantee Payment Blockage Period shall be, or be made, the basis for the commencement of a subsequent Subsidiary Guarantee Payment Blockage Period by the trustee or other representative of or majority holders of Senior Indebtedness of the Subsidiary Guarantor unless such Subsidiary Guarantor Senior Nonmonetary Default shall have been cured for a period of not less than 90 consecutive days. "Subsidiary Guarantor Senior Nonmonetary Default" means the occurrence or existence and continuance of any event of default, or of any event which, after notice or lapse of time (or both), would become an event of default, under the terms of any instrument pursuant to which any Designated Senior Indebtedness of such Subsidiary Guarantor is outstanding, permitting (after notice or lapse of time or both) one or more holders of such Designated Senior Indebtedness of such Subsidiary Guarantor (or a trustee or agent on behalf of the holders thereof) to declare such Senior Indebtedness of such Subsidiary Guarantor due and payable prior to the date on which it would otherwise become due and payable, other than a Subsidiary Guarantor Senior Payment Default.

         In the event that, notwithstanding the foregoing, a Subsidiary Guarantor shall make any Subsidiary Guarantor Payment to the Trustee or any Holder prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such Subsidiary Guarantor Payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such Subsidiary Guarantor Payment shall be paid over and delivered forthwith to such Subsidiary Guarantor.

         The provisions of this Section shall not apply to any Subsidiary Guarantor Payment with respect to which Section 1602 would be applicable.


SECTION 1604. Payment Permitted If No Default.

         Nothing contained in this Article or elsewhere in this Indenture or in any of the Subsidiary Guarantees shall prevent (a) any Subsidiary Guarantor at any time except during the pendency of any Subsidiary Guarantor Proceeding referred to in Section 1602 or under the conditions described in Section 1603, from making Subsidiary Guarantor Payments, or (b) the application by the Trustee of any money deposited with it hereunder to Subsidiary Guarantor Payments or the retention of such Subsidiary Guarantor Payments by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such Subsidiary Guarantor Payment would have been prohibited by the provisions of this Article.


SECTION 1605. Subrogation to Rights of Holders of Senior Indebtedness of a
              Subsidiary Guarantor.

         Subject to the payment in full of all amounts due or to become due on or in respect of Senior Indebtedness of a Subsidiary Guarantor, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness of a Subsidiary Guarantor, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness of a Subsidiary Guarantor to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness of such Subsidiary Guarantor until the principal of (and premium, if any) and interest on the Securities of all series as to which it is a Subsidiary Guarantor shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of such Subsidiary Guarantor of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness of such Subsidiary Guarantor by Holders of the Securities or the Trustee, shall, as among the Subsidiary Guarantors, their creditors other than holders of Senior Indebtedness of the Subsidiary Guarantors and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness of such Subsidiary Guarantor.


SECTION 1606. Provisions Solely to Define Relative Rights.

         The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Indebtedness of each Subsidiary Guarantor on the other hand.

Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Subsidiary Guarantors, their creditors other than holders of Senior Indebtedness of the Subsidiary Guarantors and the Holders of the Securities, the obligation of each Subsidiary Guarantor, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against any Subsidiary Guarantor of the Holders of the Securities and creditors of such Subsidiary Guarantor other than the holders of Senior Indebtedness of such Subsidiary Guarantor; or
(c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness of a Subsidiary Guarantor to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.


SECTION 1607. Trustee to Effectuate Subordination.

         Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.


SECTION 1608. No Waiver of Subordination Provisions.

         No right of any present or future holder of any Senior Indebtedness of any Subsidiary Guarantor to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such Subsidiary Guarantor or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by such Subsidiary Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of any Subsidiary Guarantor may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without Incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness of such Subsidiary Guarantor, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness of such Subsidiary Guarantor, or otherwise amend or supplement in any manner Senior Indebtedness of such Subsidiary Guarantor or any instrument evidencing the same or any agreement under which Senior Indebtedness of such Subsidiary Guarantor is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness of such Subsidiary Guarantor; (iii) release any Person liable in any manner for the collection of Senior Indebtedness of such

Subsidiary Guarantor; and (iv) exercise or refrain from exercising any rights against such Subsidiary Guarantor and any other Person.


SECTION 1609. Notice to Trustee.

         Each Subsidiary Guarantor shall give prompt written notice to the Trustee of any fact known to such Subsidiary Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from a Subsidiary Guarantor or a holder of Senior Indebtedness of a Subsidiary Guarantor or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

         Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of a Subsidiary Guarantor (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness of such Subsidiary Guarantor (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness of a Subsidiary Guarantor to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness of such Subsidiary Guarantor held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.


SECTION 1610. Reliance on Judicial Order or Certificate of Liquidating Agent.

         Upon any payment or distribution of assets of the Subsidiary Guarantors referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness of a Subsidiary Guarantor and other indebtedness of such Subsidiary Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.


SECTION 1611. Trustee Not Fiduciary for Holders of Senior Indebtedness of the
              Subsidiary Guarantors.

         The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of any Subsidiary Guarantor and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to any Subsidiary Guarantor or to any other Person cash, property or securities to which any holders of Senior Indebtedness of such Subsidiary Guarantor shall be entitled by virtue of this Article or otherwise.


SECTION 1612. Rights of Trustee as Holder of Senior Indebtedness of the
              Subsidiary Guarantors; Preservation of Trustee's Rights.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness of any Subsidiary Guarantor which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness of such Subsidiary Guarantor, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.


SECTION 1613. Article Applicable to Paying Agents.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1612 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.


SECTION 1614. Defeasance of this Article Sixteen.

         The subordination of the Subsidiary Guarantees provided by this Article Sixteen is expressly made subject to the provisions for defeasance or covenant defeasance in Article Thirteen hereof and, anything herein to the contrary notwithstanding, upon the effectiveness of any such defeasance or covenant defeasance, the Subsidiary Guarantees then outstanding shall thereupon cease to be subordinated pursuant to this Article Sixteen.

                          -----------------------------


         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                                     KEY3MEDIA GROUP, INC.

                                                     By
                                                       -------------------------

                                                     Attest:

                                                     ---------------------------


                                                     KEY3MEDIA EVENTS, INC.

                                                     By
                                                       -------------------------

                                                     Attest:

                                                     ---------------------------


                                                     THE BANK OF NEW YORK

                                                     By
                                                       -------------------------

                                                     Attest:

                                                     ---------------------------

STATE OF NEW YORK          )
                           )  ss.:
COUNTY OF NEW YORK         )


         On the  ....  day of  ...........,  ....,  before  me  personally  came
 ...........................,  to me  known,  who,  being by me duly  sworn,  did depose and say that he is ....................  of Key3Media Group, Inc., one of
the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                             -----------------------------------


STATE OF NEW YORK          )
                           )  ss.:
COUNTY OF NEW YORK         )


         On the  ....  day of  ...........,  ....,  before  me  personally  came
 ...........................,  to me  known,  who,  being by me duly  sworn,  did
depose      and     say     that     he     is      ....................      of
 .................................,  one of  the  corporations  described  in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



                                             -----------------------------------

                                        TABLE OF CONTENTS

                                           ----------
                                                                            PAGE
                                                                            ----

PARTIES........................................................................1
RECITALS OF THE COMPANY AND SUBSIDIARY GUARANTORS..............................1

                                           ARTICLE ONE

                                DEFINITIONS AND OTHER PROVISIONS
                                     OF GENERAL APPLICATION

SECTION 101.    Definitions....................................................1
                Acquired Indebtedness..........................................2
                Act  ..........................................................2
                Adjusted Consolidated Net Income...............................2
                Affiliate......................................................3
                Applicable Procedures..........................................4
                Asset Acquisition..............................................4
                Asset Sale.....................................................4
                Authenticating Agent...........................................5
                Average Life...................................................5
                Board Resolution...............................................5
                Business Day...................................................5
                Capital Stock..................................................5
                Capitalized Lease Obligation...................................5
                Change of Control..............................................5
                Commission.....................................................6
                Commodity Agreement............................................6
                Company........................................................6
                Company Request" or "Company Order.............................6
                Consolidated EBITDA............................................6
                Consolidated EBITDA Adjustment"................................7
                Consolidated Interest Expense..................................7
                Continuing Director............................................8
                Corporate Trust Office.........................................8
                corporation....................................................8
                Covenant Defeasance............................................8
                Credit Agreement...............................................8
                Currency Agreement.............................................8
                Default........................................................9
                Defaulted Interest.............................................9
                Defeasance.....................................................9
                Depositary.....................................................9
                Designated Noncash Consideration...............................9
                Designated Senior Indebtedness.................................9
                Disqualified Stock.............................................9
                Event of Default..............................................10

--------------
    NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            PAGE
                                                                            ----


                Exchange Act..................................................10
                Expiration Date...............................................10
                Fair Market Value.............................................10
                Foreign Subsidiary............................................10
                GAAP .........................................................10
                Global Security...............................................11
                Guarantee.....................................................11
                Holder........................................................11
                Indebtedness..................................................12
                Indenture.....................................................14
                nitial Subsidiary Guarantor...................................14
                interest......................................................14
                Interest Payment Date.........................................14
                Interest Rate Agreement.......................................14
                Investment....................................................14
                Investment Company Act........................................15
                Leverage Ratio................................................15
                Lien .........................................................16
                Maturity......................................................16
                Moody's.......................................................17
                Net Available Cash............................................17
                Net Cash Proceeds.............................................17
                Notice of Default.............................................17
                Offer to Purchase.............................................17
                Officers' Certificate.........................................19
                Opinion of Counsel............................................19
                Original Issue Discount Security..............................19
                Outstanding...................................................19
                Payment Blockage Period.......................................20
                Paying Agent..................................................20
                Permitted Investment..........................................21
                Person........................................................22
                Place of Payment..............................................22
                Predecessor Security..........................................22
                Preferred Stock...............................................22
                Proceeding....................................................22
                Purchase Money Secured Indebtedness...........................22
                Replacement Assets............................................23
                Redemption Date...............................................23
                Redemption Price..............................................23
                Regular Record Date...........................................23
                Responsible Officer...........................................23
                Restricted Subsidiary.........................................23
                S&P  .........................................................23
                Securities....................................................23

                                                                            PAGE
                                                                            ----


                Securities Act................................................23
                Securities Payment............................................23
                Security Register" and "Security Registrar....................23
                Senior Indebtedness...........................................23
                Senior Nonmonetary Default....................................24
                Senior Payment Default........................................24
                Significant Subsidiary........................................25
                Special Record Date...........................................25
                Stated Maturity...............................................25
                Subsidiary....................................................25
                Subsidiary Guarantee Payment Blockage Period..................25
                Subsidiary Guarantees.........................................25
                Subsidiary Guarantor..........................................25
                Subsidiary Guarantor Payment..................................25
                Subsidiary Guarantor Proceeding...............................25
                Subsidiary Guarantor Senior Nonmonetary Default...............25
                Subsidiary Guarantor Senior Payment Default...................25
                Temporary Cash Investment.....................................25
                Trade Payables................................................26
                Treasury Rate.................................................27
                Trust Indenture Act...........................................27
                Trustee.......................................................27
                Unrestricted Subsidiary.......................................27
                U.S. Government Obligations...................................28
                Vice President................................................28
                Voting Stock..................................................28
                Wholly Owned..................................................29
SECTION 102.    Compliance Certificates and Opinions..........................29
SECTION 103.    Form of Documents Delivered to Trustee........................29
SECTION 104.    Acts of Holders; Record Dates.................................30
SECTION 105.    Notices, Etc., to Trustee and Company.........................32
SECTION 106.    Notice to Holders; Waiver.....................................33
SECTION 107.    Conflict with Trust Indenture Act.............................33
SECTION 108.    Effect of Headings and Table of Contents......................33
SECTION 109.    Successors and Assigns........................................33
SECTION 110.    Separability Clause...........................................34
SECTION 111.    Benefits of Indenture.........................................34
SECTION 112.    Governing Law.................................................34
SECTION 113.    Legal Holidays................................................34

                                   ARTICLE TWO

                     SECURITY AND SUBSIDIARY GUARANTEE FORMS

SECTION 201.    Forms Generally...............................................35

                                                                            PAGE
                                                                            ----


SECTION 202.    Form of Face of Security......................................35
SECTION 203.    Form of Reverse of Security...................................38
SECTION 204.    Form of Legend for Global Securities..........................42
SECTION 205.    Form of Trustee's Certificate of Authentication...............42
SECTION 206.    Form of Guarantee.............................................42

                                  ARTICLE THREE

                                 THE SECURITIES

SECTION 301.    Amount Unlimited; Issuable in Series..........................46
SECTION 302.    Denominations.................................................49
SECTION 303.    Execution, Authentication, Delivery and Dating................49
SECTION 304.    Temporary Securities..........................................51
SECTION 305.    Registration, Registration of Transfer and Exchange...........52
SECTION 306.    Mutilated, Destroyed, Lost and Stolen Securities..............54
SECTION 307.    Payment of Interest; Interest Rights Preserved................55
SECTION 308.    Persons Deemed Owners.........................................56
SECTION 309.    Cancellation..................................................57
SECTION 310.    Computation of Interest.......................................57
SECTION 311.    CUSIP Numbers.................................................57

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.    Satisfaction and Discharge of Indenture.......................58
SECTION 402.    Application of Trust Money....................................59

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.    Events of Default.............................................59
SECTION 502.    Acceleration of Maturity; Rescission and Annulment............62
SECTION 503.    Collection of Indebtedness and Suits for Enforcement by
                Trustee.......................................................63
SECTION 504.    Trustee May File Proofs of Claim..............................64
SECTION 505.    Trustee May Enforce Claims Without Possession of
                Securities....................................................64
SECTION 506.    Application of Money Collected................................65
SECTION 507.    Limitation on Suits...........................................65
SECTION 508.    Unconditional Right of Holders to ReceivePrincipal,
                Premium and Interest and to Convert...........................66
SECTION 509.    Restoration of Rights and Remedies............................66

                                                                            PAGE
                                                                            ----


SECTION 510.    Rights and Remedies Cumulative................................66
SECTION 511.    Delay or Omission Not Waiver..................................66
SECTION 512.    Control by Holders............................................67
SECTION 513.    Waiver of Past Defaults.......................................67
SECTION 514.    Undertaking for Costs.........................................67
SECTION 515.    Waiver of Usury, Stay or Extension Laws.......................68

                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601.    Certain Duties and Responsibilities...........................68
SECTION 602.    Notice of Defaults............................................68
SECTION 603.    Certain Rights of Trustee.....................................69
SECTION 604.    Not Responsible for Recitals or Issuance of Securities........70
SECTION 605.    May Hold Securities...........................................70
SECTION 606.    Money Held in Trust...........................................70
SECTION 607.    Compensation and Reimbursement................................71
SECTION 608.    Conflicting Interests.........................................71
SECTION 609.    Corporate Trustee Required; Eligibility.......................72
SECTION 610.    Resignation and Removal; Appointment of Successor.............72
SECTION 611.    Acceptance of Appointment by Successor........................74
SECTION 612.    Merger, Conversion, Consolidation or Succession to
                Business......................................................75
SECTION 613.    Preferential Collection of Claims Against Company.............75
SECTION 614.    Appointment of Authenticating Agent...........................75

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.    Company to Furnish Trustee Names and Addresses of
                Holders.......................................................77
SECTION 702.    Preservation of Information; Communications to Holders........78
SECTION 703.    Reports by Trustee............................................78
SECTION 704.    Reports by Company............................................78

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.    Company May Consolidate, Etc., Only on Certain Terms..........79
SECTION 802.    Mergers, Consolidations and Certain Sales of Assets by
                Subsidiary Guarantors.........................................80
SECTION 803.    Successor Substituted.........................................81

                                                                            PAGE
                                                                            ----


                                          ARTICLE NINE

                                     SUPPLEMENTAL INDENTURES

SECTION 901.    Supplemental Indentures Without Consent of Holders............82
SECTION 902.    Supplemental Indentures With Consent of Holders...............83
SECTION 903.    Execution of Supplemental Indentures..........................84
SECTION 904.    Effect of Supplemental Indentures.............................85
SECTION 905.    Conformity with Trust Indenture Act...........................85
SECTION 906.    Reference in Securities to Supplemental Indentures............85
SECTION 907.    Subordination Unimpaired......................................85

                                       ARTICLE TEN

                                        COVENANTS

SECTION 1001.   Payment of Principal, Premium and Interest....................85
SECTION 1002.   Maintenance of Office or Agency...............................86
SECTION 1003.   Money for Securities Payments to Be Held in Trust.............86
SECTION 1004.   Statement by Officers as to Default...........................88
SECTION 1005.   Waiver of Certain Covenants...................................88
SECTION 1006.   Existence.....................................................88
SECTION 1007.   Limitation on Indebtedness....................................88
SECTION 1008.   Limitation on Senior Subordinated Indebtedness................91
SECTION 1009.   Limitation on Restricted Payments.............................91
SECTION 1010.   Limitation on Dividend and Other Payment Restrictions
                Affecting Restricted Subsidiaries.............................96
SECTION 1011.   Limitation on the Issuance and Sale of Capital Stock of
                Restricted Subsidiaries.......................................98
SECTION 1012.   Future Subsidiary Guarantors..................................99
SECTION 1013.   Limitation on Transactions with Affiliates....................99
SECTION 1014.   Limitation on Liens..........................................100
SECTION 1015.   Limitation on Asset Sales....................................102
SECTION 1016.   Repurchase of Securities of  Upon a Change of Control........104
SECTION 1017.   Reports and Reports to Holders...............................104

                                     ARTICLE ELEVEN

                                REDEMPTION OF SECURITIES

SECTION 1101.   Applicability of Article.....................................105
SECTION 1102.   Election to Redeem; Notice to Trustee........................105
SECTION 1103.   Selection by Trustee of Securities to Be Redeemed............105
SECTION 1104.   Notice of Redemption.........................................106

                                                                            PAGE
                                                                            ----


SECTION 1105.   Deposit of Redemption Price..................................107
SECTION 1106.   Securities Payable on Redemption Date........................107
SECTION 1107.   Securities Redeemed in Part..................................108

                                 ARTICLE TWELVE

                                  SINKING FUNDS

SECTION 1201.   Applicability of Article.....................................108
SECTION 1202.   Satisfaction of Sinking Fund Payments with Securities........108
SECTION 1203.   Redemption of Securities for Sinking Fund....................109

                                ARTICLE THIRTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1301.   Company's Option to Effect Defeasance or Covenant
                Defeasance...................................................109
SECTION 1302.   Defeasance and Discharge.....................................110
SECTION 1303.   Covenant Defeasance..........................................110
SECTION 1304.   Conditions to Defeasance or Covenant Defeasance..............111
SECTION 1305.   Deposited Money and U.S. Government Obligations to Be
                Held in Trust; Miscellaneous Provisions......................113
SECTION 1306.   Reinstatement................................................114

                                ARTICLE FOURTEEN

                           SUBORDINATION OF SECURITIES

SECTION 1401.   Securities Subordinate to Senior Indebtedness................114
SECTION 1402.   Payment Over of Proceeds Upon Dissolution, Etc...............115
SECTION 1403.   No Payment When Senior Indebtedness in Default...............116
SECTION 1404.   Payment Permitted if No Default..............................117
SECTION 1405.   Subrogation to Rights of Holders of Senior Indebtedness
                of the Company...............................................118
SECTION 1406.   Provisions Solely to Define Relative Rights..................118
SECTION 1407.   Trustee to Effectuate Subordination..........................119
SECTION 1408.   No Waiver of Subordination Provisions........................119
SECTION 1409.   Notice to Trustee............................................119
SECTION 1410.   Reliance on Judicial Order or Certificate of Liquidating
                Agent........................................................120
SECTION 1411.   Trustee Not Fiduciary for Holders of Senior Indebtedness
                of the Company...............................................120
SECTION 1412.   Rights of Trustee as Holder of Senior Indebtedness of the
                Company; Preservation of Trustee's Rights....................121
SECTION 1413.   Article Applicable to Paying Agents..........................121

                                                                            PAGE
                                                                            ----


                                 ARTICLE FIFTEEN

                              SUBSIDIARY GUARANTEE

SECTION 1414.   Defeasance of this Article Fourteen..........................121
SECTION 1501.   Subsidiary Guarantee.........................................121
SECTION 1502.   Execution and Delivery of Subsidiary Guarantees..............124
SECTION 1503.   Subsidiary Guarantors May Consolidate, Etc., on
                Certain Terms................................................124
SECTION 1504.   Release of Subsidiary Guarantors.............................124
SECTION 1505.   Additional Subsidiary Guarantors.............................125

                                 ARTICLE SIXTEEN

                     SUBORDINATION OF SUBSIDIARY GUARANTEES

SECTION 1601.   Subsidiary Guarantees Subordinate to Senior
                Indebtedness of Subsidiary Guarantors........................126
SECTION 1602.   Payment Over of Proceeds Upon Dissolution, Etc...............126
SECTION 1603.   No Payment When Senior Indebtedness of a
                Subsidiary Guarantor in Default..............................127
SECTION 1604.   Payment Permitted If No Default..............................129
SECTION 1605.   Subrogation to Rights of Holders of Senior
                Indebtedness of a Subsidiary Guarantor.......................129
SECTION 1606.   Provisions Solely to Define Relative Rights..................129
SECTION 1607.   Trustee to Effectuate Subordination..........................130
SECTION 1608.   No Waiver of Subordination Provisions........................130
SECTION 1609.   Notice to Trustee............................................131
SECTION 1610.   Reliance on Judicial Order or Certificate of Liquidating
                Agent........................................................131
SECTION 1611.   Trustee Not Fiduciary for Holders of Senior
                Indebtedness of the Subsidiary Guarantors....................132
SECTION 1612.   Rights of Trustee as Holder of Senior Indebtedness of
                the Subsidiary Guarantors; Preservation of Trustee's
                Rights.......................................................132
SECTION 1613.   Article Applicable to Paying Agents..........................132
SECTION 1614.   Defeasance of this Article Sixteen. .........................132